                                                                     EXHIBIT 4.6





                 PAXSON COMMUNICATIONS CORPORATION, as Issuer,


              ITS DIRECT AND INDIRECT SUBSIDIARIES, as Guarantors,


                                      and


                        ___________________, as Trustee




                                   INDENTURE

                          Dated as of September   , 1999

                          ------------------------------

                                  $___,000,000

                        __% Exchange Debentures due 2009

                             CROSS-REFERENCE TABLE

  TIA                                                                     Indenture
Section                                                                    Section
-------                                                                   ---------

310(a)(1).............................................................      7.10
   (a)(2).............................................................      7.10
   (a)(3).............................................................      N.A.
   (a)(4).............................................................      N.A.
   (b)................................................................      7.08; 7.10; 12.02
   (b)(1).............................................................      7.10
   (b)(9).............................................................      7.10
   (c)................................................................      N.A.
311(a)................................................................      7.11
   (b)................................................................      7.11
   (c)................................................................      N.A.
312(a)................................................................      2.05
   (b)................................................................      12.03
   (c)................................................................      12.03
313(a)................................................................      7.06
   (b)(1).............................................................      7.06
   (b)(2).............................................................      7.06
   (c)................................................................      12.02
   (d)................................................................      7.06
314(a)................................................................      4.02; 4.04 12.02
   (b)................................................................      N.A.
   (c)(1).............................................................      12.04; 12.05
   (c)(2).............................................................      12.04; 12.05
   (c)(3).............................................................      N.A.
   (d)................................................................      N.A.
   (e)................................................................      12.05
   (f)................................................................      N.A.
315(a)................................................................      7.01; 7.02
   (b)................................................................      7.05; 12.02
   (c)................................................................      7.01
   (d)................................................................      6.05; 7.01; 7.02
   (e)................................................................      6.11
316(a)(last sentence).................................................      12.06
   (a)(1)(A)..........................................................      6.05
   (a)(1)(B)..........................................................      6.04
   (a)(2).............................................................      8.02
   (b)................................................................      6.07
   (c)................................................................      8.04
317(a)(1).............................................................      6.08
   (a)(2).............................................................      6.09
   (b)................................................................      7.12
318(a)................................................................      12.01

----------
N.A. means Not Applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture

                               TABLE OF CONTENTS


                                                                                            Page
                                                                                            ----

                     ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.      Definitions................................................................1
Section 1.02.      Other Definitions.........................................................24
Section 1.03.      Incorporation by Reference of Trust Indenture Act.........................25
Section 1.04.      Rules of Construction.....................................................26

                                   ARTICLE 2 THE SECURITIES

Section 2.01.      Dating; Incorporation of Form in Indenture................................26
Section 2.02.      Execution and Authentication..............................................27
Section 2.03.      Registrar and Paying Agent................................................28
Section 2.04.      Paying Agent to Hold Assets in Trust......................................28
Section 2.05.      Securityholder Lists......................................................29
Section 2.06.      Transfer and Exchange.....................................................29
Section 2.07.      Replacement Securities....................................................29
Section 2.08.      Outstanding Securities....................................................30
Section 2.09.      Temporary Securities......................................................30
Section 2.10.      Cancellation..............................................................31
Section 2.11.      Defaulted Interest........................................................31
Section 2.12.      Deposit of Moneys.........................................................31
Section 2.13.      CUSIP Number..............................................................32

                                    ARTICLE 3 REDEMPTION

Section 3.01.      Notices to Trustee........................................................32
Section 3.02.      Selection by Trustee of Securities to Be Redeemed.........................32
Section 3.03.      Notice of Redemption......................................................33
Section 3.04.      Effect of Notice of Redemption............................................34
Section 3.05.      Deposit of Redemption Price...............................................34
Section 3.06.      Securities Redeemed in Part...............................................34

                                     ARTICLE 4 COVENANTS

Section 4.01.      Payment of Securities.....................................................35
Section 4.02.      SEC Reports...............................................................35
Section 4.03.      Waiver of Stay, Extension or Usury Laws...................................36
Section 4.04.      Compliance Certificate....................................................36

Section 4.05.      Taxes.....................................................................38
Section 4.06.      Limitation on Incurrence of Additional Indebtedness.......................38
Section 4.07.      Limitation on Preferred Stock of Restricted Subsidiaries..................38
Section 4.08.      Limitation on Restricted Payments.........................................39
Section 4.09.      Limitation on Certain Asset Sales.........................................41
Section 4.10.      Limitation on Transactions with Affiliates................................44
Section 4.11.      Limitation on Creation of Subsidiaries....................................45
Section 4.12.      Limitation on Other Senior Subordinated Debt..............................45
Section 4.13.      Payments for Consent......................................................45
Section 4.14.      Corporate Existence.......................................................46
Section 4.15.      Change of Control.........................................................46
Section 4.16.      Maintenance of Office or Agency...........................................49

                              ARTICLE 5 SUCCESSOR CORPORATION

Section 5.01.      Limitation on Consolidation, Merger and Sale of Assets...................50
Section 5.02.      Successor Person Substituted.............................................51

                              ARTICLE 6 DEFAULTS AND REMEDIES

Section 6.01.     Events of Default.........................................................51
Section 6.02.     Acceleration..............................................................53
Section 6.03.     Other Remedies............................................................54
Section 6.04.     Waiver of Past Defaults and Events of Default.............................55
Section 6.05.     Control by Majority.......................................................55
Section 6.06.     Limitation on Suits.......................................................55
Section 6.07.     Rights of Holders to Receive Payment......................................56
Section 6.08.     Collection Suit by Trustee................................................56
Section 6.09.     Trustee May File Proofs of Claim..........................................57
Section 6.10.     Priorities................................................................57
Section 6.11.     Undertaking for Costs.....................................................58

                                    ARTICLE 7 TRUSTEE

Section 7.01.     Duties of Trustee.........................................................58
Section 7.02.     Rights of Trustee.........................................................60
Section 7.03.     Individual Rights of Trustee..............................................60
Section 7.04.     Trustee's Disclaimer......................................................61

Section 7.05.     Notice of Defaults........................................................61
Section 7.06.     Reports by Trustee to Holders.............................................61
Section 7.07.     Compensation and Indemnity................................................62
Section 7.08.     Replacement of Trustee....................................................63
Section 7.09.     Successor Trustee by Consolidation, Merger or Conversion..................64
Section 7.10.     Eligibility; Disqualification.............................................64
Section 7.11.     Preferential Collection of Claims Against Company.........................64
Section 7.12.     Paying Agents.............................................................65

                         ARTICLE 8 AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01.      Without Consent of Holders...............................................65
Section 8.02.      With Consent of Holders..................................................66
Section 8.03.      Compliance with Trust Indenture Act......................................68
Section 8.04.      Revocation and Effect of Consents........................................68
Section 8.05.      Notation on or Exchange of Securities....................................69
Section 8.06.      Trustee to Sign Amendments, etc..........................................69

                         ARTICLE 9 DISCHARGE OF INDENTURE; DEFEASANCE

Section 9.01.      Discharge of Indenture...................................................69
Section 9.02.      Legal Defeasance.........................................................70
Section 9.03.      Covenant Defeasance......................................................71
Section 9.04.      Conditions to Defeasance or Covenant Defeasance..........................71
Section 9.05.      Deposited Money and U.S. Government
                      Obligations to Be Held in Trust;
                      Other Miscellaneous Provisions........................................73
Section 9.06.      Reinstatement............................................................74
Section 9.07.      Moneys Held by Paying Agent..............................................74
Section 9.08.      Moneys Held by Trustee...................................................75

                              ARTICLE 10 GUARANTEE OF SECURITIES

Section 10.01.     Guarantee................................................................75
Section 10.02.     Execution and Delivery of Guarantees.....................................77
Section 10.03.     Limitation of Guarantee..................................................77
Section 10.04.     Additional Guarantors....................................................78
Section 10.05.     Release of Guarantor.....................................................78
Section 10.06.     Guarantee Obligations Subordinated to Guarantor Senior Debt..............78

Section 10.07.     Payment Over of Proceeds upon Dissolution, etc., of a Guarantor..........79
Section 10.08.     Suspension of Guarantee Obligations
                           When Guarantor Senior Debt in Default............................81
Section 10.09.     Subrogation to Rights of Holders of Guarantor Senior Debt................83
Section 10.10.     Guarantee Subordination Provisions Solely to Define Relative Rights......83
Section 10.11.     Application of Certain Article 11 Provisions.............................84

                           ARTICLE 11 SUBORDINATION OF SECURITIES

Section 11.01.    Securities Subordinate to Senior Debt.....................................84
Section 11.02.    Payment Over of Proceeds upon Dissolution, etc............................85
Section 11.03.    Suspension of Payment When Senior Debt in Default.........................87
Section 11.04.    Trustee's Relation to Senior Debt.........................................88
Section 11.05.    Subrogation to Rights of Holders of Senior Debt...........................89
Section 11.06.    Provisions Solely to Define Relative Rights...............................89
Section 11.07.    Trustee to Effectuate Subordination.......................................90
Section 11.08.    No Waiver of Subordination Provisions.....................................91
Section 11.09.    Notice to Trustee.........................................................91
Section 11.10.    Reliance on Judicial Order or Certificate of Liquidating Agent............93
Section 11.11.    Rights of Trustee as a Holder of Senior Debt;
                           Preservation of Trustee's Rights.................................93
Section 11.12.    Article Applicable to Paying Agents.......................................93
Section 11.13.    No Suspension of Remedies.................................................94

                         ARTICLE 12 CONVERSION OF SECURITIES

Section 12.01.     Conversion Privilege.....................................................94
Section 12.02.     Exercise of Conversion Privilege.........................................95
Section 12.03.     Fractional Interests.....................................................96
Section 12.04.     Conversion Price.........................................................96
Section 12.05.     Adjustment of Conversion Price...........................................96

Section 12.06.     Continuation of Conversion Privilege
                           in Case of Reclassification,
                           Change, Merger, Consolidation or
                           Sale of Assets..................................................100
Section 12.07.     Notice of Certain Events................................................102
Section 12.08.     Taxes on Conversion.....................................................103
Section 12.09.     Company to Provide Stock................................................103
Section 12.10.     Disclaimer of Responsibility for Certain Matters........................104
Section 12.11.     Return of Funds Deposited for Redemption of Converted Securities........105

                                ARTICLE 13 MISCELLANEOUS

Section 13.01.     Trust Indenture Act Controls............................................105
Section 13.02.     Notices.................................................................105
Section 13.03.     Communications by Holders with Other Holders............................106
Section 13.04.     Certificate and Opinion as to Conditions Precedent......................107
Section 13.05.     Statements Required in Certificate and Opinion..........................107
Section 13.06.     When Treasury Securities Disregarded....................................107
Section 13.07.     Rules by Trustee and Agents.............................................108
Section 13.08.     Business Days; Legal Holidays...........................................108
Section 13.09.     Governing Law...........................................................108
Section 13.10.     No Adverse Interpretation of Other Agreements...........................108
Section 13.11.     No Recourse Against Others..............................................109
Section 13.12.     Successors..............................................................109
Section 13.13.     Multiple Counterparts...................................................109
Section 13.14.     Table of Contents, Headings, etc........................................110
Section 13.15.     Separability............................................................110


EXHIBITS

Exhibit A.         Form of Security............................................................    A-1

                  INDENTURE, dated as of September   , 1999, among PAXSON
COMMUNICATIONS CORPORATION, a Delaware corporation, as Issuer (the "Company"), its direct and indirect subsidiaries (each individually, a "Guarantor" and, collectively, the "Guarantors") and ___________________, a New York banking corporation, as Trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's __% Exchange Debentures due 2009 (the "Securities").


                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE


Section 1.01. Definitions.

                  "Acquired Indebtedness" means Indebtedness of a Person (including an Unrestricted Subsidiary) existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with the acquisition of assets from such Person.

                  "Adjusted Net Assets" of a Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the present fair ratable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding Indebtedness in respect of the Guarantee, as they become absolute and matured.

                  "Affiliate" means, for any Person, a Person who, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, such other Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. With respect to the Company, Affiliate will also include any Permitted Holders or Persons controlled by the Permitted Holders.

                  "Agent" means any Registrar, Paying Agent, co-registrar or agent for service of notices and demands.

                  "Asset Sale" means the sale, transfer or other disposition (other than to the Company or any of its Restricted Subsidiaries) in any single transaction or series of related transactions involving assets with a fair market value in excess of $2,000,000 of (a) any Capital Stock of or other equity interest in any Restricted Subsidiary of the Company other than in a transaction where the Company or a Restricted Subsidiary receives therefor one or more media properties with a fair market value equal to the fair market value of the Capital Stock issued, transferred or disposed of by the Company or the Restricted Subsidiary (with such fair market values being determined by the board of directors of the Company), (b) all or substantially all of the assets of the Company or of any Restricted Subsidiary thereof, (c) real property or
(d) all or substantially all of the assets of any media property, or part thereof, owned by the Company or any Restricted Subsidiary thereof, or a division, line of business or comparable business segment of the Company or any Restricted Subsidiary thereof; provided that Asset Sales shall not include sales, leases, conveyances, transfers or other dispositions to the Company or to a Restricted Subsidiary or to any other Person if after giving effect to such sale, lease, conveyance, transfer or other disposition such other Person becomes a Restricted Subsidiary, or the sale of all or substantially all of the assets of the Company or a Restricted Subsidiary in a transaction complying with the "Merger Consolidation and Sale of Assets" covenant, in which case only the assets not so sold shall be deemed an Asset Sale.

                  "Asset Sale Proceeds" means, with respect to any Asset Sale,
(i) cash received by the Company or any Restricted Subsidiary from such Asset Sale (including cash received as consideration for the assumption of liabilities incurred in connection with or in anticipation of such Asset Sale), after (a) provision for all income or other taxes measured by or resulting from such Asset Sale, (b) payment of all brokerage commissions, underwriting, accounting, legal and other fees and expenses related to such Asset Sale, (c) provision for minority interest holders in any Restricted Subsidiary as a result of such Asset Sale and (d) deduction of appropriate amounts to be provided by the Company or a Restricted Subsidiary as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by the Company or a Restricted Subsidiary after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale, and (ii) promissory notes and other non-cash consideration received by the Company or any Restricted Subsidiary from such Asset Sale or other disposition upon the liquidation or conversion of such notes or non-cash consideration into cash.

                  "Available Asset Sale Proceeds" means, with respect to any Asset Sale, the aggregate Asset Sale Proceeds from such Asset Sales that have not been applied in accordance with clause (iii)(a), (b) or (c) and which has not yet been the subject of an Excess Proceeds Offer in accordance with clause
(iii)(d) of the first paragraph of "Section 4.09."

                  "Board of Directors" means the board of directors of the Company or a Guarantor, as appropriate, or any committee authorized to act therefor.

                  "Board Resolution" means a copy of a resolution certified pursuant to an Officers' Certificate to have been duly adopted by the Board of Directors of the Company or a Guarantor, as appropriate, and to be in full force and effect, and delivered to the Trustee.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock, including each class of common stock and preferred stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                  "Capitalized Lease Obligation" means, as to any Person, the obligation of such Person to pay rent or other amounts under a lease to which such Person is a party that is required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

                  "Cash" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  "Cash Equivalents" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

                  "Certificate of Designation" means the Certificate of Designation under which the Series B Convertible Preferred Stock was issued, as in effect on the date of this Indenture.

                  A "Change of Control" of the Company will be deemed to have occurred at such time as (i) any Person (including a Person's Affiliates), other than a Permitted Holder, becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
Act) of 50% or more of the total voting power of the Company's Common Stock,
(ii) any Person (including a Person's Affiliates), other than a Permitted Holder, becomes the beneficial owner of more than 33 1/3% of the total voting power of the Company's Common Stock, and the Permitted Holders beneficially own, in the aggregate, a lesser percentage of the total voting power of the Common Stock of the Company than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company, (iii) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Common Stock of the Company would be converted into cash, securities or other property, other than a merger or consolidation of the Company in which the holders of the Common Stock of the Company outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the voting power of the Common Stock of the surviving corporation immediately after such consolidation or merger, (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company has been approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors of the Company or (v) any "change in control" occurs (as defined at such time) with respect to the Existing Preferred Stock or any issue of Disqualified Capital Stock.

                  "Class A Common Stock" means the Class A Common Stock, par value $.001 per share, of the Company.

                  "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

                  "Common Stock Trading Price" on any date means, with respect to the Company Common Stock, the Closing Price for the Class A Common Stock on such date. The "Closing Price" on any date shall mean the last sale price for the Class A Common Stock, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for the Class A Common Stock in either case as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if the Class A Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the Board of Directors or, in the event that no trading price is available for the Class A Common Stock, the fair market value of the Class A Common Stock, as determined in good faith by the Board of Directors.

                  "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces such party pursuant to
Article 5 of this Indenture and thereafter means the successor and any other obligor on the Securities.

                  "Company Common Stock" means, individually and collectively,
(i) the Class A Common Stock or (ii) in the case of the Initial Holder only, if the Initial Holder determines in its sole discretion that it is prevented under applicable laws and regulations of the FCC from holding shares of Class A Common Stock issuable upon conversion of its Securities, the shares of non-voting Common Stock of the Company (which upon disposition by the Initial Holder shall automatically be converted into shares of Class A Common Stock) into which the Securities are from time to time convertible.

                  "Company Request" means any written request signed in the name of the Company by the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer or the Treasurer and attested to by the Secretary or any Assistant Secretary of the Company.

                  "Consolidated EBITDA" means, for any Person, for any period, an amount equal to (a) the sum of Consolidated Net Income for such period, plus, to the extent deducted from the revenues of such Person in determining Consolidated Net Income, (i) the provision for taxes for such period based on income or profits and any provision for taxes utilized in computing a loss in Consolidated Net Income above, plus (ii) Consolidated Interest Expense, net of interest income earned on cash or cash equivalents for such period (including, for this purpose, dividends on the Existing Preferred Stock and the Series B Convertible Preferred Stock and any Redeemable Dividends in each case only to the extent that such dividends were deducted in determining Consolidated Net Income), plus (iii) depreciation for such period on a consolidated basis, plus
(iv) amortization of intangibles and broadcast program licenses for such period on a consolidated basis, minus (b) scheduled payments relating to broadcast program license liabilities, except that with respect to the Company each of the foregoing items shall be determined on a consolidated basis with respect to the Company and its Restricted Subsidiaries only; provided, however, that, for purposes of calculating Consolidated EBITDA during any fiscal quarter, cash income from a particular Investment of such Person shall be included only if cash income has been received by such Person as a result of the operation of the business in which such Investment has been made in the ordinary course without giving effect to any extraordinary unusual and non-recurring gains.

                  "Consolidated Interest Expense" means, with respect to any Person, for any period, the aggregate amount of interest which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption on an income statement for such Person and its Subsidiaries on a consolidated basis, including, but not limited to, Redeemable Dividends, whether paid or accrued, on Subsidiary Preferred Stock, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with hedging obligations, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other non-cash interest expense (other than interest amortized to cost of sales) plus, without duplication, all net capitalized interest for such period and all interest incurred or paid under any guarantee of Indebtedness (including a guarantee of principal, interest or any combination thereof) of any Person, all time brokerage fees relating to financing of radio or television stations which the Company has an agreement or option to acquire, plus the amount of all dividends or distributions paid on Disqualified Capital Stock (other than dividends paid or payable in shares of Capital Stock of the Company).

                  "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the net income (or loss) of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that (a) the net income of any Person (the "other Person") in which the Person in question or any of its Subsidiaries has less than a 100% interest (which interest does not cause the net income of such other Person to be consolidated into the net income of the Person in question in accordance with GAAP) shall be included only to the extent of the amount of dividends or distributions paid to the Person in question or to the Subsidiary, (b) the net income of any Subsidiary of the Person in question that is subject to any restriction or limitation on the payment of dividends or the making of other distributions (other than pursuant to the Securities, the Existing Exchange Debentures or the Existing Notes) shall be excluded to the extent of such restriction or limitation, (c) (i) the net income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (ii) any net gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Subsidiaries other than in the ordinary course of business shall be excluded, (d) extraordinary, unusual and non-recurring gains and losses shall be excluded, (e) losses associated with discontinued and terminated operations in an amount not to exceed $1,000,000 per annum shall be excluded and (f) all non-cash items (including, without limitation, cumulative effects of changes in GAAP and equity entitlements granted to employees of the Company and its Restricted Subsidiaries) increasing and decreasing Consolidated Net Income and not otherwise included in the definition of Consolidated EBITDA shall be excluded.

                  "Conversion Price" has the meaning ascribed to such term in
Section 12.04 hereof.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, NY 10286, attention:
Corporate Trust Administration.

                  "Credit Facility" means the Credit Agreement dated as of December 19, 1995, and amended and restated as of April 30, 1998, among the Company, the financial institutions party thereto in their capacities as lenders thereunder and Union Bank, as agent, as the same may be amended from time to time, and any one or more agreements evidencing the refinancing, modification, replacement, renewal, restatement, refunding, deferral, extension, substitution, supplement, reissuance or resale thereof.

                  "Cumulative Consolidated EBITDA" means, with respect to any Person, as of any date of determination, Consolidated EBITDA from the Issue Date to the end of the Company's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

                  "Cumulative Consolidated Interest Expense" means, with respect to any Person, as of any date of determination, Consolidated Interest Expense plus any cash dividends paid on Senior Securities or Parity Securities not already reflected in Consolidated Interest Expense, in each case from the Issue Date to the end of such Person's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

                  "Default" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

                  "Depository" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company or another Person designated as Depository by the Company, which Person must be a clearing agency registered under the Exchange Act.

                  "Designated Senior Debt" means (i) Indebtedness under or in respect of the Credit Facility and (ii) any other Indebtedness constituting Senior Debt which, at the time of determination, has an aggregate principal amount of at least $25,000,000 (or accreted value in the case of Indebtedness issued at a discount) and is specifically designated in the instrument evidencing such Senior Debt as "Designated Senior Debt" by the Company.

                  "Disqualified Capital Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Securities. Without limitation of the foregoing, Disqualified Capital Stock shall be deemed to include (i) any Preferred Stock of a Restricted Subsidiary, (ii) any Preferred Stock of the Company, with respect to either of which, under the terms of such Preferred Stock, by agreement or otherwise, such Restricted Subsidiary or the Company is obligated to pay current dividends or distributions in cash during the period prior to the maturity date of the Securities; and (iii) as long as the Series B Convertible Preferred Stock remains outstanding, Senior Securities and Parity Securities; provided, however, that (i) Preferred Stock of the Company or any Restricted Subsidiary that is issued with the benefit of provisions requiring a change of control offer to be made for such Preferred Stock in the event of a change of control of the Company or Restricted Subsidiary shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions; (ii) the Series B Convertible Preferred Stock and the Existing Preferred Stock, as in effect on the Issue Date, shall not be considered Disqualified Capital Stock; and (iii) Capital Stock paid as dividends on Preferred Stock existing on the Issue Date or subsequently issued, in each case in accordance with the terms of such Preferred Stock at the time it was issued, shall not be considered Disqualified Capital Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Date" means the date of original issuance of the Securities.

                  "Existing Debt Indentures" means the Existing Exchange Indentures and the Existing Indenture.

                  "Existing Exchange Debentures" means the 12 1/2% Exchange Debentures due 2006 (if issued) and the 13 1/4% Exchange Debentures due 2006 (if issued) issued under the Existing Exchange Indentures.

                  "Existing Exchange Indentures" means the indentures dated October 4, 1996, and June 10, 1998, between the Company, the guarantors thereto and The Bank of New York, as trustee, which govern the Existing Exchange Debentures.

                  "Existing Indenture" means the indenture dated as of September 28, 1995 among the Company and The Bank of New York, as trustee which governs the Existing Notes.

                  "Existing Notes" means the 11 5/8% Senior Subordinated Notes due 2002 issued under the Existing Indenture.

                  "Existing Preferred Stock" means the Junior Cumulative Compounding Redeemable Preferred Stock, $.001 par value, 12% dividend rate per annum, of which 33,000 shares are outstanding as of the Issue Date with a liquidation preference of $1,000 per share; the 12 1/2% Cumulative Exchangeable Preferred Stock, $.001 par value, of which 192,717 shares are outstanding as of the Issue Date with a liquidation preference of $1,000 per share; the 13 1/4% Cumulative Junior Exchangeable Preferred Stock, $.001 par value, of which [21,170] shares are outstanding as of the Issue Date with a liquidation preference of $10,000 per share; and the 9 3/4% Series A Convertible Preferred Stock, $.001 par value, of which [7,913] shares are outstanding as of the Issue Date with a liquidation preference of $10,000 per share.

                  "Extraordinary Cash Dividend" means cash dividends with respect to the Company Common Stock the aggregate amount of which in any fiscal year exceeds 10% of Consolidated EBITDA of the Company and its subsidiaries for the fiscal year immediately preceding the payment of such dividend.

                  "Fair Market Value" of any consideration other than Cash or of any securities shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof.

                  "FCC" means the United States Federal Communications Commission as constituted from time to time or any successor performing substantially the same functions.

                  "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

                  "Guarantee" means the guarantee of the Obligations of the Company with respect to the Securities by each Guarantor pursuant to the terms of Article 10 hereof.

                  "Guarantor" means (i) each of the Company's Subsidiaries in existence on the Issue Date and (ii) each of the Company's Restricted Subsidiaries that in the future executes a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor; provided that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective Guarantee is released in accordance with the terms of this Indenture.

                  "Guarantor Senior Debt" means the principal of and premium, if any, and interest (including, without limitation, interest accruing or that would have accrued but for the filing of a bankruptcy, reorganization or other insolvency proceeding whether or not such interest constitutes an allowed claim in such proceeding) on, and any and all other fees, expense reimbursement obligations, indemnities and other amounts due pursuant to the terms of all agreements, documents and instruments providing for, creating, securing or evidencing or otherwise entered into in connection with, (a) Guarantor's direct incurrence of any Indebtedness or its guarantee of all Indebtedness of the Company or any Restricted Subsidiaries, in each case, owed to lenders under the Credit Facility, (b) all obligations of such Guarantor with respect to any Interest Rate Agreement, (c) all obligations of such Guarantor to reimburse any bank or other person in respect of amounts paid under letters of credit, acceptances or other similar instruments, (d) all other Indebtedness of such Guarantor which does not provide that it is to rank pari passu with or subordinate to the Guarantees and (e) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the Guarantor Senior Debt described above. Notwithstanding anything to the contrary in the foregoing, Guarantor Senior Debt will not include (i) Indebtedness of such Guarantor to any of its Subsidiaries, (ii) Indebtedness represented by the Guarantees, (iii) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any item of Guarantor Senior Debt, (iv) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business or (v) Indebtedness incurred in violation of this Indenture, except if such Indebtedness was incurred under the Credit Facility based on financial information and certificates provided by responsible officers of the Company and relied on in good faith by the lenders thereunder in which event such Indebtedness shall be deemed to have been incurred in compliance with this Indenture and constitute Guarantor Senior Debt.

                  "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

                  "incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred," "incurrable" and "incurring" shall have meanings correlative to the foregoing); provided that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness.

                  "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables and other accrued liabilities arising in the ordinary course of business, including, without limitation, any and all programming broadcast obligations) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included, (i) any Capitalized Lease Obligations, (ii) obligations secured by a Lien to which the property or assets owned or held by such Person are subject, whether or not the obligation or obligations secured thereby shall have been assumed (provided, however, that if such obligation or obligations shall not have been assumed, the amount of such Indebtedness shall be deemed to be the lesser of the principal amount of the obligation or the fair market value of the pledged property or assets), (iii) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (v) in the case of the Company, Disqualified Capital Stock of the Company or any Restricted Subsidiary thereof and (vi) obligations of any such Person under any Interest Rate Agreement applicable to any of the foregoing (if and to the extent such Interest Rate Agreement obligations would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP). The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided that (i) the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) Indebtedness shall not include any liability for federal, state, local or other taxes. Notwithstanding any other provision of the foregoing definition, any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business or contingent obligations arising out of customary indemnification agreements with respect to the sale of assets or securities shall not be deemed to be "Indebtedness" of the Company or any Restricted Subsidiaries for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

                  "Indenture" means this Indenture as amended, restated or supplemented from time to time.

                  "Initial Holder" means National Broadcasting Company, Inc.

                  "Interest Payment Date" means the stated maturity of an installment of interest on the Securities.

                  "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

                  "Investment" means, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, any Person or the making of any investment in any Person. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and repurchases or redemptions of the Existing Notes, the Securities, the Existing Exchange Debentures, the Existing Preferred Stock or the Series B Convertible Preferred Stock by the Company.

                  "Issue Date" means the date of original issuance of the Securities.

                  "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

                  "Major Asset Sale" means an Asset Sale or series of related Asset Sales involving assets with a fair market value in excess of $25,000,000.

                  "Maturity Date" means December 31, 2009.

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Net Proceeds" means (a) in the case of any sale of Capital Stock by the Company, an Asset Sale or a Major Asset Sale, the aggregate net proceeds received by the Company, after payment of expenses, commissions and the like incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof, as determined in good faith by the Board of Directors, at the time of receipt) and (b) in the case of any exchange, exercise, conversion or surrender of outstanding securities of any kind for or into shares of Capital Stock of the Company which is not Disqualified Capital Stock, the net book value of such outstanding securities on the date of such exchange, exercise, conversion or surrender (plus any additional amount required to be paid by the holder to the Company upon such exchange, exercise, conversion or surrender, less any and all payments made to the holders, e.g., on account of fractional shares and less all expenses incurred by the Company in connection therewith).

                  "Non-Payment Event of Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Debt.

                  "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing, or otherwise relating to, any Indebtedness.

                  "Offer Period" shall have the meaning specified in section 4.09(b).

                  "Officer" means the Chief Executive Officer, the president, any Vice President, the Chief Financial Officer, the Treasurer, the Controller or the Secretary of the Company or a Guarantor, or any other officer designated by the Board of Directors, as the case may be.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chief Executive Officer, the President or any Vice President, the Chief Financial Officer, the Controller or any Treasurer of such Person that shall comply with applicable provisions of this Indenture.

                  "Opinion of Counsel" means a written opinion from legal counsel which counsel is reasonably acceptable to the Trustee.

                  "Payment Default" means any default, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition to such default becoming an event of default has occurred, in the payment of principal of (or premium, if any) or interest on or any other amount payable in connection with Designated Senior Debt.

                  "Permitted Holders" means (i) collectively, Lowell W. Paxson, his spouse, children or other lineal descendants (whether adoptive or biological) and any revocable or irrevocable inter vivos or testamentary trust or the probate estate of any such individual, so long as one or more of the foregoing individuals is the principal beneficiary of such trust or probate estate; and (ii) National Broadcasting Company, Inc., and those of its Affiliates which are direct or indirect wholly-owned subsidiaries organized under the laws of any state of the United States of its ultimate parent corporation.

                  "Permitted Indebtedness" means, without duplication, each of the following:

                  (i) Indebtedness under the Securities and the Guarantees, including any Securities issued in accordance with this Indenture as payment of interest on the Securities;

                  (ii) Indebtedness under the Existing Exchange Debentures, and the Guarantees related thereto, including any Existing Exchange Debentures issued in accordance with the Existing Exchange Indentures as payment of interest on the Existing Exchange Debentures;

                  (iii) Indebtedness incurred pursuant to any Credit Facility in an aggregate principal amount at any time outstanding not to exceed $25,000,000;

                  (iv) all other Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date, including, without limitation, the Existing Notes, reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon;

                  (v) Obligations under Interest Rate Agreements of the Company covering Indebtedness of the Company or any of its Restricted Subsidiaries; provided, however, that such Interest Rate Agreements are entered into to protect the

         Company and its Restricted Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with the Certificate of Designation or this Indenture to the extent the notional principal amount of such Interest Rate Agreement does not exceed the principal amount of the Indebtedness to which such Interest Rate Agreement relates;

                  (vi) Indebtedness of a Restricted Subsidiary of the Company to the Company or to a Restricted Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Restricted Subsidiary of the Company, in each case subject to no Lien held by a Person other than the Company or a Restricted Subsidiary of the Company; provided that if as of any date any Person other than the Company or a Restricted Subsidiary of the Company owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness;

                  (vii) Indebtedness of the Company to a Restricted Subsidiary of the Company for so long as such Indebtedness is held by a Restricted Subsidiary of the Company, in each case subject to no Lien; provided that (a) any Indebtedness of the Company to any Restricted Subsidiary of the Company is unsecured and subordinated, pursuant to a written agreement, to the Company's Obligations under this Indenture and the Securities and (b) if as of any date any Person other than a Restricted Subsidiary of the Company owns or holds any such Indebtedness or any Person holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the Company;

                  (viii) Purchase Money Indebtedness and Capitalized Lease Obligations incurred to acquire property in the ordinary course of business which Indebtedness and Capitalized Lease Obligations do not in the aggregate exceed 5% of the Company's consolidated total assets at any one time;

                  (ix) Refinancing Indebtedness; and

                  (x) additional Indebtedness of the Company in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding.

                  "Permitted Investments" means, for any Person, Investments made on or after the Issue Date consisting of:

                  (i) Investments by the Company, or by a Restricted Subsidiary thereof, in the Company or a Restricted Subsidiary;

                  (ii) Cash Equivalents;

                  (iii) Investments by the Company, or by a Restricted Subsidiary thereof, in a Person (or in all or substantially all of the business or assets of a Person) if as a result of such Investment (a) such Person becomes a Restricted Subsidiary of the Company, (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary thereof or (c) such business or assets are owned by the Company or a Restricted Subsidiary;

                  (iv) reasonable and customary loans made to employees not to exceed $5,000,000 in the aggregate at any one time outstanding;

                  (v) an Investment that is made by the Company or a Restricted Subsidiary thereof in the form of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities that are issued by a third party to the Company or a Restricted Subsidiary solely as partial consideration for the consummation of an Asset Sale that is otherwise permitted under the covenant described under Section 4.09;

                  (vi) time brokerage and other similar agreements (including all local marketing agreements, joint sales agreements and similar agreements, however denominated) under which separately owned and licensed broadcast properties enter into cooperative arrangements and which may include an option to acquire the broadcast property at a future date;

                  (vii) accounts receivable of the Company and its Restricted Subsidiaries generated in the ordinary course of business;

                  (viii) loans and guarantees of loans by third-party lenders to third parties in connection with the acquisition of media properties, secured by substantially all of such Person's assets (to the extent permitted by FCC rules), which are made in conjunction with the execution of a time brokerage agreement;

                  (ix) options on media properties having an exercise price of an amount not in excess of $100,000 plus the forgiveness of any loan referred to in clause (viii) above entered into in connection with the execution of time brokerage agreements; and

                  (x) additional Investments of the Company and its Restricted Subsidiaries from time to time of an amount not to exceed $75,000,000.

                  "Person" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemption or upon liquidation.

                  "Property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

                  "Public Equity Offering" means a public offering by the Company of shares of its Common Stock (however designated and whether voting or non-voting) and any and all rights, warrants or options to acquire such Common Stock.

                  "Purchase Date" shall have the meaning specified in Section 4.09(b).

                  "Purchase Money Indebtedness" means any Indebtedness incurred in the ordinary course of business by a Person to finance the cost (including the cost of construction) of an item of property, the principal amount of which Indebtedness does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of such Person incurred in connection therewith.

                  "Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

                  "Redeemable Dividend" means, for any dividend or distribution with regard to Disqualified Capital Stock, the quotient of the dividend or distribution divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Disqualified Capital Stock.

                  "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption pursuant to this Indenture.

                  "Refinance" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Indebtedness" means any Refinancing by the Company or any Restricted Subsidiary of the Company of Indebtedness incurred in accordance with the "Limitation on Incurrence of Additional Indebtedness" covenant, in each case that does not (i) result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus the amount of any premium required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of reasonable expenses incurred by the Company in connection with such Refinancing) or (ii) create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced or (B) a final maturity earlier than the final maturity of the Indebtedness being

Refinanced; provided that (x) if such Indebtedness being Refinanced is Indebtedness of the Company, then such Refinancing Indebtedness shall be Indebtedness solely of the Company and (y) if such Indebtedness being Refinanced is subordinate or junior to the Securities, then such Refinancing Indebtedness shall be subordinate to the Securities at least to the same extent and in the same manner as the Indebtedness being Refinanced.

                  "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Payment" means (i) the declaration or payment of any dividend or the making of any other distribution (other than dividends or distributions payable in Qualified Capital Stock) on shares of the Company's Capital Stock other than the Existing Preferred Stock and the Series B Convertible Preferred Stock, (ii) the purchase, redemption, retirement or other acquisition for value of any Capital Stock of the Company, or any warrants, rights or options to acquire shares of Capital Stock of the Company, other than the exchange of shares of Existing Preferred Stock for the Existing Exchange Debentures or the exchange of shares of Series B Convertible Preferred Stock for the Securities or through the exchange of such Capital Stock or any warrants, rights or options to acquire shares of any class of such Capital Stock for Qualified Capital Stock or warrants, rights or options to acquire Qualified Capital Stock, (iii) the making of any principal payment on, or the purchase, defeasance, redemption, prepayment, decrease or other acquisition or retirement for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, of, any Indebtedness of the Company or its Subsidiaries that is subordinated or junior in right of payment to the Securities, (iv) the making of any Investment (other than a Permitted Investment), (v) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary on the basis of the fair market value of such Subsidiary utilizing standard valuation methodologies and approved by the Board of Directors, excluding any such Subsidiary with a fair market value equal to or less than $500 or (vi) forgiveness of any Indebtedness of an Affiliate of the Company to the Company or a Restricted Subsidiary.

                  "Restricted Subsidiary" means a Subsidiary of the Company other than an Unrestricted Subsidiary and includes all of the Subsidiaries of the Company existing as of the Issue Date. The Board of Directors of the Company may designate any Unrestricted Subsidiary or any Person that is to become a Subsidiary as a Restricted Subsidiary if immediately after giving effect to such action (and treating any Acquired Indebtedness as having been incurred at the time of such action), the Company could have incurred at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the "Limitation on Additional Indebtedness" covenant.

                  "S&P" means Standard & Poor's Corporation and its successors.

                  "SEC" means the United States Securities and Exchange Commission as constituted from time to time or any successor performing substantially the same functions.

                  "Secondary Securities" shall have the meaning specified in the Securities.

                  "Securities" means the Company's ___% Exchange Debentures due 2009, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Debt" means, the principal of and premium, if any, and interest (including, without limitation, interest accruing or that would have accrued but for the filing of a bankruptcy, reorganization or other insolvency proceeding whether or not such interest constitutes an allowed claim in such proceeding) on, and any and all other fees, expense reimbursement obligations, indemnities and other amounts due pursuant to their terms of all agreements, documents and instruments providing for, creating, securing or evidencing or otherwise entered into in connection with (a) all Indebtedness of the Company owed under the Credit Facility, (b) all obligations of the Company with respect to any Interest Rate Agreement, (c) all obligations of the Company to reimburse any bank or other person in respect of amounts paid under letters of credit, acceptances or other similar instruments, (d) all other Indebtedness of the Company which does not provide that it is to rank pari passu with or subordinate to the Securities and (e) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the Senior Debt described above. Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (i) Indebtedness of the Company to any of its Subsidiaries, (ii) Indebtedness represented by the Securities, (iii) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any item of Senior Debt, (iv) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business or (v) Indebtedness incurred in violation of this Indenture.

                  "Series B Convertible Preferred Stock" means the 8% Cumulative Exchangeable Preferred Stock, par value $.001 per share of the Company.

                  "Stock Transaction" has the meaning ascribed to such term in
Section 12.05(i)(a) hereof.

                  "Subsidiary", with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. code ss.-77aaa-77bbbb) as in effect on the date of this Indenture (except as provided in Section 8.03 hereof).

                  "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer trust accounts.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

                  "Unrestricted Subsidiary" means (a) any Subsidiary of an Unrestricted Subsidiary and (b) any Subsidiary of the Company which is classified after the Issue Date as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors ; provided that a Subsidiary organized or acquired after the Issue Date may be so classified as an Unrestricted Subsidiary only if such classification is not in violation of Section 4.08. The Trustee shall be given prompt notice by the Company of each resolution adopted by the Board of Directors under this provision, together with a copy of each such resolution adopted.

                  "U.S. Government Obligations" means (a) securities that are direct obligations of the United States of America for the payment of which its full faith and credit are pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

                  "Wholly-Owned Subsidiary" means any Restricted Subsidiary all of the outstanding voting securities (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Company.

Section 1.02. Other Definitions.

                  The definitions of the following terms may be found in the sections indicated as follows:

             Term                                                           Defined in Section

"Affiliate Transaction"................................................             4.10
"Agent Members"........................................................             2.14
"Bankruptcy Law".......................................................             6.01
"Business Day".........................................................            12.08
"Change of Control Offer"..............................................             4.15
"Change of Control Payment Date".......................................             4.15
"Covenant Defeasance"..................................................             9.03
"Custodian"............................................................             6.01
"Event of Default".....................................................             6.01
"Excess Proceeds Offer"................................................             4.09
"Guarantee Payment Blockage Period"....................................            10.08
"Guarantor Representative".............................................            10.08
"Initial Blockage Period"..............................................            11.03
"Initial Guarantee Blockage Period"....................................            10.08
"Legal Defeasance".....................................................             9.02
"Legal Holiday"........................................................            12.08
"Offer Period".........................................................             4.09
"Paying Agent".........................................................             2.03
"Payment Blockage Period"..............................................            11.03
"Purchase Date"........................................................             4.09

"Registrar"............................................................             2.03
"Reinvestment Date"....................................................             4.09
"Representative".......................................................            11.03
"Required Filing Dates"................................................             4.02



Section 1.03. Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture securityholder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor on the indenture securities" means the Company, the Guarantors or any other obligor on the Securities.

                  All other terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings therein assigned to them.

Section 1.04. Rules of Construction.

                  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it herein, whether defined expressly or by reference;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5) words used herein implying any gender shall apply to every gender.


                                   ARTICLE 2

                                 THE SECURITIES


Section 2.01. Dating; Incorporation of Form in Indenture.

                  The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company may use "CUSIP" numbers in issuing the Securities. The Company shall approve the form of the Securities. Each Security shall be dated the date of its authentication.

                  The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 2.02. Execution and Authentication.

                  The Securities shall be executed on behalf of the Company by two Officers of the Company or an Officer and an Assistant Secretary of the Company. Such signature may be either manual or facsimile. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  A security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee or an authenticating agent shall authenticate Securities for original issue in the aggregate principal amount of up to $___,000,000 upon a Company Request. The aggregate principal amount of Securities outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

                  The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate.

                  The Securities shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof; provided, however, that Securities may be issued in denominations of less than $1,000 (but not less than $1.00) upon the initial exchange of the Series B Convertible Preferred Stock for the Securities such that each holder of Series B Convertible Preferred Stock shall receive Securities in a principal amount equal to the full liquidation preference of the Series B Convertible Preferred Stock on the Issue Date; provided, further, however, that Secondary Securities may be issued in denominations of less than $1,000 (but not less than $1.00).

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

Section 2.03. Registrar and Paying Agent.

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency located in the Borough of Manhattan, City of New York, State of New York where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. Neither the Company nor any Affiliate may act as Paying Agent. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Securityholder.

                  The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such. The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Securities.

Section 2.04. Paying Agent to Hold Assets in Trust.

                  On or before each due date of the principal of and interest on any Securities, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest so becoming due. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee, may at any time during the continuance of any Payment Default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent together with a complete accounting of such sums. Upon doing so, the Paying Agent shall have no further liability for the money.

Section 2.05. Securityholder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each June 15 and December 15 in each year, and at such other times as the Trustee may request in writing, a list as of the applicable Record Date and in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06. Transfer and Exchange.

                  When a Security is presented to the Registrar with a request to register the transfer thereof, the Registrar shall register the transfer as requested if the requirements of applicable law are met and, when Securities are presented to the Registrar with a request to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall make the exchange as requested provided that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. To permit transfers and exchanges, upon surrender of any Security for registration of transfer at the office or agency maintained pursuant to Section 2.03 hereof, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company may require payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to Sections 2.09, 3.06 or 8.05 hereof. The Trustee shall not be required to register transfers of Securities or to exchange Securities for a period of 15 days before selection of any Securities to be redeemed. The Trustee shall not be required to exchange or register transfers of any Securities called or being called for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 2.07. Replacement Securities.

                  If a mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the New York Uniform Commercial Code as in effect on the date of this Indenture are met. An indemnity bond shall be required that is sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. In every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or the theft of such Security and the ownership thereof. The Company and the Trustee may charge for its expenses in replacing a Security. Every replacement Security is an additional obligation of the Company.

Section 2.08. Outstanding Securities.

                  Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section 2.08 as not outstanding.

                  If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding until the Company and the Trustee receive proof satisfactory to each of them that the replaced security is held by a bona fide purchaser.

                  If a Paying Agent holds on a Redemption Date or Maturity Date money sufficient to pay the principal of, premium, if any, and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

                  Subject to Section 13.06, a Security does not cease to be outstanding solely because the Company or an Affiliate holds the Security.

Section 2.09. Temporary Securities.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form, and shall carry all rights, of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive securities in exchange for temporary Securities presented to it.

Section 2.10. Cancellation.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel and retain or, upon written request of the Company, may return to the Company in accordance with its normal practice, all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.07 hereof, the Company may not issue new Securities to replace Securities in respect of which it has previously paid all principal, premium and interest accrued thereon, or delivered to the Trustee for cancellation.

Section 2.11. Defaulted Interest.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted amounts, plus any interest payable on defaulted amounts pursuant to Section 4.01 hereof, to the persons who are Securityholders on a subsequent special record date. The Company shall fix the special record date and Payment date in a manner satisfactory to the Trustee and provide the Trustee at least 20 days notice of the proposed amount of default interest to be paid and the special payment date. At least 15 days before the special record date, the Company shall mail or cause to be mailed to each Securityholder at his address as it appears on the Securities register maintained by the Registrar a notice that states the special record date, the payment date (which shall be not less than five nor more than ten days after the special record date), and the amount to be paid. In lieu of the foregoing procedures, the

Company may pay defaulted interest in any other lawful manner satisfactory to the Trustee.

Section 2.12. Deposit of Moneys.

                  Prior to 10:00 a.m., New York City time, on each Interest Payment Date and Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be.

Section 2.13. CUSIP Number.

                  The Company in issuing the Securities may use a "CUSIP" number(s), and if so, the Trustee shall use the CUSIP number(s) in notices of redemption or exchange as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number(s) printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly inform the Trustee of any change in the CUSIP number(s).


                                   ARTICLE 3

                                   REDEMPTION


Section 3.01. Notices to Trustee.

                  If the Company elects to redeem Securities pursuant to paragraph 6 of the Securities, (i) at least 30 days prior to the Redemption Date in the case of a partial redemption, (ii) at least 30 days prior to the Redemption Date in the case of a total redemption or (iii) during such other period as the Trustee may agree to, the Company shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the redemption price, and deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the conditions contained in paragraph 6 of the Securities, as appropriate.

Section 3.02. Selection by Trustee of Securities to Be Redeemed.

                  In the event that fewer than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed, if the Securities are listed on a national securities exchange, in accordance with the rules of such exchange or, if the Securities are not so listed, on either a pro rata basis or by lot, or such other method as it shall deem fair and equitable. The Trustee shall promptly notify the Company of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions thereof the Trustee selects shall be redeemed in amounts of $1,000 or whole multiples of $1,000. For all purposes of this Indenture unless the context otherwise requires, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.03. Notice of Redemption.

                  At least 90 days before a Redemption Date, the Company shall mail, or cause to be mailed, a notice of redemption by first-class mail to each Holder of Securities to be redeemed at his or her last address as the same appears on the registry books maintained by the Registrar pursuant to Section
2.03 hereof.

                  The notice shall identify the Securities to be redeemed (including the CUSIP number(s) thereof) and shall state:

                  (1) the Redemption Date;

                  (2) the redemption price;

                  (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date and upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                  (4) the name and address of the Paying Agent;

                  (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (6) that unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date;

                  (7) the paragraph of the Securities pursuant to which the Securities are being redeemed; and

                  (8) the aggregate principal amount of Securities that are being redeemed.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's sole expense.

Section 3.04. Effect of Notice of Redemption.

                  Once the notice of redemption described in Section 3.03 is mailed, Securities called for redemption become due and payable on the Redemption Date and at the redemption price, including any premium, plus interest accrued to the Redemption Date. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, including any premium, plus interest accrued to the Redemption Date, provided that if the Redemption Date is after a regular interest payment record date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Securities registered on the relevant record date, and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

Section 3.05. Deposit of Redemption Price.

                  On or prior to 10:00 A.M., New York City time, on each Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

                  On and after any Redemption Date, if money sufficient to pay the redemption price of and accrued interest on Securities called for redemption shall have been made available in accordance with the preceding paragraph, the Securities called for redemption will cease to accrue interest and the only right of the Holders of such Securities will be to receive payment of the redemption price of and, subject to the first proviso in Section 3.04, accrued and unpaid interest on such Securities to the Redemption Date. If any Security called for redemption shall not be so paid, interest will be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Security and any interest not paid on such unpaid principal, in each case, at the rate and in the manner provided in the Securities.

Section 3.06. Securities Redeemed in Part.

                  Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for a Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE 4

                                   COVENANTS


Section 4.01. Payment of Securities.

                  The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment or, if the interest is to be paid in Secondary Securities, if the Trustee or the Paying Agent holds on that date duly authenticated Secondary Securities in an aggregate principal amount equal to such installment. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and the actual number of days elapsed.

                  The Company shall pay interest on overdue principal (including post-petition interest in a proceeding under any Bankruptcy Law), and overdue interest, to the extent lawful, at the rate specified in the Securities.

Section 4.02. SEC Reports.

                  (a) The Company will file with the SEC all information, documents and reports to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is subject to such filing requirements so long as the SEC will accept such filings. The Company (at its own expense) will file with the Trustee within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company files with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the provisions of TIA ss. 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  (b) At the Company's expense, regardless of whether the Company is required to furnish such reports and other information referred to in paragraph (a) above to its stockholders pursuant to the Exchange Act, the Company shall cause such reports and other information to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar within 15 days after it files them with the SEC. In the event that the Company is no longer required to furnish such reports to its stockholders pursuant to the Exchange Act, the Company will cause its consolidated financial statements, comparable to those which would have been required to appear in annual or quarterly reports, to be delivered to the holders of the Securities.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates)

Section 4.03. Waiver of Stay, Extension or Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.04. Compliance Certificate.

                  (a) The Company shall deliver to the Trustee, within 100 days after the end of each fiscal year and on or before 50 days after the end of the first, second and third quarters of each fiscal year, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company) stating that a review of the activities of the Company and its Subsidiaries during such fiscal year or fiscal quarter, as the case may be, has been made under the supervision of the signing officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all or such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

                  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.02 above shall be accompanied by a written statement of the Company's independent certified public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company has violated any provisions of this Article 4 or Article 5 hereof of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly for any failure to obtain knowledge of any such violation.

                  (c) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with a respect thereto.

Section 4.05. Taxes.

                  The Company shall, and shall cause each of its Subsidiaries to, pay prior to delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

Section 4.06. Limitation on Incurrence of Additional Indebtedness.

                  The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, directly or indirectly incur any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness. Notwithstanding the foregoing limitations, the Company and its Restricted Subsidiaries may incur Indebtedness if (a) after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the ratio of the Company's total Indebtedness to the Company's Consolidated EBITDA (determined on a pro forma basis for the last four full fiscal quarters of the Company for which financial statements are available at the date of determination) is less than 7.0 to 1; provided, however, that if the Indebtedness which is the subject of a determination under this provision is Acquired Indebtedness, or Indebtedness incurred in connection with the simultaneous acquisition of any Person, business, Property or assets, then such ratio shall be determined by giving effect (on a pro forma basis, as if the transaction had occurred at the beginning of the four quarter period) to both the incurrence or assumption of such Acquired Indebtedness or such other Indebtedness by the Company and the inclusion in the Company's Consolidated EBITDA of the Consolidated EBITDA of the acquired Person, business, Property or assets; and, provided, further, that in the event that the Consolidated EBITDA of the acquired Person, business, Property or assets reflects an operating loss, no amounts shall be deducted from the Company's Consolidated EBITDA in making the determinations described above and (b) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness.

Section 4.07. Limitation on Preferred Stock of Restricted Subsidiaries.

                  The Company shall not permit any Restricted Subsidiary to issue any Preferred Stock (except to the Company or to a Restricted Subsidiary) or permit any Person (other than the Company or a Restricted Subsidiary) to hold any such Preferred Stock unless the Company or such Restricted Subsidiary would be entitled to incur or assume Indebtedness in compliance with Section
4.06 in an aggregate principal amount equal to the aggregate liquidation value of the Preferred Stock to be issued.

Section 4.08. Limitation on Restricted Payments.

                  (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment if at the time of such Restricted Payment and immediately after giving effect thereto:

                  (i) any Default or Event of Default shall have occurred and be continuing; or

                  (ii) the Company could not incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with
         Section 4.06; or

                  (iii) the aggregate amount of Restricted Payments declared or made after the Issue Date (the amount expended for such purposes, if other than in cash, being the fair market value of such Property as determined by the Board of Directors of the Company in good faith) exceeds the sum of (a) 100% of the Company's Cumulative Consolidated EBITDA minus 1.4 times the Company's Cumulative Consolidated Interest Expense, plus (b) 100% of the aggregate Net Proceeds and the fair market value of securities or other Property received by the Company from the issue or sale, after the Issue Date, of Capital Stock (other than Disqualified Capital Stock of the Company or Capital Stock of the Company issued to any Restricted Subsidiary of the Company) of the Company or any Indebtedness or other securities of the Company convertible into or exercisable or exchangeable for Capital Stock (other than Disqualified Capital Stock) of the Company which have been so converted or exercised or exchanged, as the case may be, plus (c) $10,000,000.

                  (b) Notwithstanding the foregoing, these provisions will not prohibit: (1) the payment of any dividend or the making of any distribution within 60 days after the date of its declaration if such dividend or distribution would have been permitted on the date of declaration; or (2) the purchase, redemption or other acquisition or retirement of any Capital Stock of the Company or any warrants, options or other rights to acquire shares of any class of such Capital Stock either (x) solely in exchange for shares of Qualified Capital Stock or other rights to acquire Qualified Capital Stock or
(y) through the application of the Net Proceeds of a substantially concurrent sale for cash (other than to a Restricted Subsidiary) of shares of Qualified Capital Stock or warrants, options or other rights to acquire Qualified Capital Stock; (3) the acquisition of Indebtedness of the Company that is subordinate or junior in right of payment to the Securities either (x) solely in exchange for shares of Qualified Capital Stock (or warrants, options or other rights to acquire Qualified Capital Stock) or for Indebtedness of the Company that is subordinate or junior in right of payment to the Securities, at least to the extent that the Indebtedness being acquired is subordinated to the Securities and has a Weighted Average Life to Maturity no less than that of the Indebtedness being acquired or (y) through the application of the Net Proceeds of a substantially concurrent sale for cash (other than to a Restricted Subsidiary) of shares of Qualified Capital Stock (or warrants, options or other rights to acquire Qualified Capital Stock) or Indebtedness of the Company which is subordinate or junior in right of payment to the Securities, at least to the extent that the Indebtedness being acquired is subordinated to the Securities and has a Weighted Average Life to Maturity no less than that of the Indebtedness being refinanced; (4) the retirement of the Series B Convertible Preferred Stock in accordance with the optional redemption and put provisions as in effect on the Issue Date and the payment of cash dividends on the Series B Convertible Preferred Stock; or (5) as long as no Default or Event of Default shall have occurred and be continuing, the payment of cash dividends on the Existing Preferred Stock or the redemption thereof at times and in amounts no less favorable to holders of the Securities than such provisions as are in effect in the related certificates of designation on the Issue Date; provided, however, that any cash dividends or cash redemptions or premiums in respect thereof paid with respect to the Existing Preferred Stock shall reduce amounts otherwise available for Restricted Payments.

                  Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.08 were computed, which calculations may be based upon the Company's latest available financial statements, and that no Default or Event of Default exists and is continuing and no Default or Event of Default will occur immediately after giving effect to any Restricted Payments.

Section 4.09. Limitation on Certain Asset Sales.

                  (a) The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at least equal to the fair market value thereof on the date the Company or Restricted Subsidiary (as applicable) entered into the agreement to consummate such Asset Sale (as determined in good faith by the Company's Board of Directors, and evidenced by a Board Resolution); (ii) not less than 75% of the consideration received by the Company or its Subsidiaries, as the case may be, is in the form of cash or Cash Equivalents, other than in the case where the Company is exchanging all or substantially all of the assets of one or more media properties operated by the Company (including by way of the transfer of capital stock) for all or substantially all of the assets (including by way of the transfer of capital stock) constituting one or more media properties operated by another Person, provided that not less than 75% of the consideration received by the Company in such exchange is in the form of cash or Cash Equivalents considering, for this purpose only, the media properties, valued at their fair market value, as Cash Equivalents; and (iii) the Asset Sale Proceeds received by the Company or such Restricted Subsidiary are applied
(a) first, to the extent the Company elects, or is required, to prepay, repay or purchase Indebtedness under any then existing Senior Debt of the Company or any

Restricted Subsidiary within 180 days following the receipt of the Asset Sale Proceeds from any Asset Sale; (b) second, to the extent of the balance of Asset Sale Proceeds after application as described above, to the extent the Company elects, to make an Investment in assets (including Capital Stock or other securities purchased in connection with the acquisition of Capital Stock or Property of another Person) used or useful in businesses similar or ancillary to the business of the Company or Restricted Subsidiary as conducted at the time of such Asset Sale, provided that such Investment occurs or the Company or a Restricted Subsidiary enters into contractual commitments to make such investment, subject only to customary conditions (other than the obtaining of financing), on or prior to the 181st day following receipt of such Asset Sale Proceeds (the "Reinvestment Date") and Asset Sale Proceeds contractually committed are so applied within 360 days following the receipt of such Asset Sale proceeds; (c) third, to make any required Excess Proceeds Offer (as defined in the Existing Debt Indentures) to holders of the Existing Notes and Existing Exchange Debentures in accordance with the terms of the Existing Indenture; and (d) fourth, to make an offer for the Securities as described under paragraph 6 of the Securities following a Major Asset Sale or, if on the Reinvestment Date with respect to any Asset Sale, the Available Asset Sale Proceeds exceed $10,000,000, the Company shall apply an amount equal to such Available Asset Sale Proceeds to an offer to repurchase the Securities, at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase (an "Excess Proceeds Offer"). If an Excess Proceeds Offer is not fully subscribed, the Company may retain the portion of the Available Asset Sale Proceeds not required to repurchase Securities.

                  (b) If the Company is required to make an Excess Proceeds Offer, the Company shall mail, within 30 days following the Reinvestment Date, a notice to the registered Holders stating, among other things: (1) that such Holders have the right to require the Company to apply the Available Asset Sale Proceeds to repurchase such Securities at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase; (2) the purchase date (the "Purchase Date"), which shall be no earlier than 30 days and not later than 60 days from the date such notice is mailed; (3) the instructions, determined by the Company, that each Holder must follow in order to have such Securities repurchased; and (4) the calculations used in determining the amount of Available Asset Sale Proceeds to be applied to the repurchase of such Securities. The Excess Proceeds Offer shall remain open for a period of 20 Business Days following its commencement (the "Offer Period"). The notice, which shall govern the terms of the Excess Proceeds Offer, shall also state:

                  (1) that the Excess Proceeds Offer is being made pursuant to this Section 4.09 and the length of time the Excess Proceeds Offer will remain open;

                  (2) the purchase price and the Purchase Date;

                  (3) that any Security not tendered or accepted for payment will continue to accrue interest;

                  (4) that any Security accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest on and after the Purchase Date;

                  (5) that Holders electing to have a Security purchased pursuant to any Excess Proceeds Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three Business Days before the Purchase Date;

                  (6) that Holders will be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Security purchased;

                  (7) that, if the aggregate principal amount of Securities surrendered by Holders exceeds the Available Asset Sale Proceeds, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                  (8) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

                  On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, Securities or portions thereof tendered pursuant to the Excess Proceeds Offer, deposit with the Paying Agent U.S. legal tender sufficient to pay the purchase price plus accrued interest, if any, on the Securities to be purchased and deliver to the Trustee an Officers' Certificate stating that such securities or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 4.09. The Paying Agent shall promptly (but in any case not later than 5 days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Security tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Security, and the Trustee shall authenticate and mail or make available for delivery such new Security to such Holder equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Excess Proceeds Offer on the Purchase Date. If an Excess Proceeds Offer is not fully subscribed, the Company may retain that portion of the Available Asset Sale Proceeds not required to repurchase Securities.

Section 4.10. Limitation on Transactions with Affiliates.

                  (a) The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate or holder of 10% or more of the Company's Common Stock (an "Affiliate Transaction") or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the Issue Date unless (i) such Affiliate Transaction is between or among the Company and its Wholly-Owned Subsidiaries; or (ii) the terms of such Affiliate Transaction are fair and reasonable to the Company or such Restricted Subsidiaries, as the case may be, and the terms of such Affiliate Transaction are at least as favorable as the terms which could be obtained by the Company or such Restricted Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties. In any Affiliate Transaction involving an amount or having a value in excess of $1,000,000 which is not permitted under clause
(i) above, the Company must obtain a resolution of the board of directors certifying that such Affiliate Transaction complies with clause (ii) above. In transactions with a value in excess of $5,000,000 which are not permitted under clause (i) above, unless such transaction is with a Subsidiary in which no Affiliate has a minority interest therein, the Company must obtain a valuation of the assets subject to such transaction by an Independent Appraiser or a written opinion as to the fairness of such a transaction from an independent investment banking firm or an Independent Appraiser.

                  (b) The limitations set forth in Section 4.10(a) shall not apply to (i), any Restricted Payment that is not prohibited by Section 4.08,
(ii) any transaction, approved by the Board of Directors of the Company, with an officer or director of the Company or of any Subsidiary in his or her capacity as officer or director entered into in the ordinary course of business, including compensation and employee benefit arrangements with any officer or director of the Company or of any Subsidiary that are customary for public companies in the broadcasting industry or (iii) modifications of the Existing Preferred Stock.

Section 4.11. Limitation on Creation of Subsidiaries.

                  The Company shall not create or acquire, nor permit any of its Restricted Subsidiaries to create or acquire, any Subsidiary other than (i) a Restricted Subsidiary existing as of the date of this Indenture, (ii) a Restricted Subsidiary that is acquired or created after the date hereof, or (iii) an Unrestricted Subsidiary; provided, however, that each Restricted Subsidiary acquired or created pursuant to clause (ii) shall at the time it has either assets or stockholder's equity in excess of $5,000 execute a guarantee, satisfactory in form and substance to the Trustee (and with such documentation relating thereto as the Trustee shall require, including, without limitation a supplement or amendment to this Indenture and Opinions of Counsel as to the enforceability of such guarantee), pursuant to which such Restricted Subsidiary shall become a Guarantor.

Section 4.12. Limitation on Other Senior Subordinated Debt.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, incur, contingently or otherwise, any Indebtedness that is both (i) subordinate in right of payment to any Senior Debt of the Company or its Restricted Subsidiaries, as the case may be, and (ii) senior in right of payment to the Securities and the Guarantees, as the case may be. For purposes of this Section 4.12, Indebtedness is deemed to be senior in right of payment to the Securities and the Guarantees, as the case may be, if it is not explicitly subordinate in right of payment to Senior Debt at least to the same extent as the Securities and the Guarantees, as the case may be, are subordinate to Senior Debt.

Section 4.13. Payments for Consent.

                  Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

Section 4.14. Corporate Existence.

                  Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each Restricted Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Restricted Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Restricted Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.15. Change of Control.

                  (a) Within 30 days of the occurrence of a Change of Control, the Company shall notify the Trustee in writing of such occurrence and shall make an offer to purchase (the "Change of Control Offer") the outstanding Securities at a purchase price equal to 101% of the principal amount thereof plus any accrued and unpaid interest thereon to the Change of Control Payment Date (such applicable purchase price being hereinafter referred to as the "Change of Control Purchase Price") in accordance with the procedures set forth in this Section 4.15.

                  At the time of the occurrence of a Change of Control, prior to the mailing of the notice to Holders described in paragraph (b) below, but in any event within 30 days following the date on which a Change of Control occurs, the Company covenants that if the purchase of the Securities would violate or constitute a default under the Credit Facility or any other then outstanding Senior Debt, then the Company will, to the extent needed to permit such purchase of Securities, either (i) repay in full all Indebtedness on the basis required by the Credit Facility and such Senior Debt (and terminate all commitments thereunder) or (ii) obtain the requisite consents under the Credit Facility and the instrument governing such Senior

Debt to permit the repurchase of the Securities as provided in paragraph (b) below. The Company must first comply with the covenant described in the preceding sentence before it shall be required to repurchase Securities pursuant to the provisions described in paragraph (b) below; provided that the Company's failure to comply with the covenant described in the preceding sentence will constitute an Event of Default described in clause (3) under
Section 6.01 hereof if not cured within 60 days after the notice required by such clause.

                  (b) Within 30 days of the occurrence of a Change of Control, the Company also shall (i) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (ii) send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities, at the address appearing in the register maintained by the Registrar of the Securities, a notice stating:

                  (i) that the Change of Control Offer is being made pursuant to this Section 4.15 and that all Securities tendered will be accepted for payment, and otherwise subject to the terms and conditions set forth in this Indenture;

                  (ii) the Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 30 days nor more than 60 days from the date such notice is mailed (the "Change of Control Payment Date");

                  (iii) that any Security not tendered will continue to accrue interest;

                  (iv) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (v) that Holders accepting the offer to have their Securities purchased pursuant to a Change of Control Offer will be required to surrender the Securities, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

                  (vi) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have such Securities purchased;

                  (vii) that Holders whose Securities are being purchased only in part will be issued a new certificate representing Securities equal in principal amount to the unpurchased portion of the Securities surrendered, provided that each Security purchased and each such Security issued shall be in an original principal amount in denominations of $1,000 and integral multiples thereof;

                  (viii) any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

                  (ix) the name and address of the Paying Agent.

                  (c) On the Change of Control Payment Date, the Company shall to the extent lawful (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each Holder of Securities so accepted payment in an amount equal to the purchase price for such Securities, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such holder, a Security equal in principal amount to any unpurchased portion of the Securities surrendered; provided that each such Security shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof.

                  (d) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of the Securities pursuant to a Change of Control Offer. To the extent the provisions of any such rule conflict with the provisions of this Indenture relating to a Change of Control Offer, the Company shall comply with the provisions of such rule and be deemed not to have breached its obligations relating to such Change of Control Offer by virtue thereof.

                  This "Change of Control" covenant will not apply in the event of (a) changes in a majority of the Board of Directors of the Company in certain instances as contemplated by the definition of "Change of Control" and
(b) certain transactions with Permitted Holders. In addition, this covenant is not intended to afford holders of Securities protection in the event of certain highly leveraged transactions, reorganizations, restructurings, mergers and other similar transactions that might adversely affect the holders of Securities, but would not constitute a Change of Control.

                  None of the provisions in this Indenture relating to a repurchase upon a Change of Control is waivable by the Board of Directors of the Company. In addition, the Trustee may not waive the right of any holder of the Securities to redeem its Securities upon a Change of Control, except to the extent the Trustee is acting at the direction of the holders of the Securities then outstanding.

Section 4.16. Maintenance of Office or Agency.

                  The Company shall maintain an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 13.02.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Corporate Trust Office of the Trustee set forth in Section 13.02 as such office of the Company.


                                   ARTICLE 5

                             SUCCESSOR CORPORATION


Section 5.01. Limitation on Consolidation, Merger and Sale of Assets.

                  The Company shall not in a single transaction or series of related transactions, consolidate with or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, another Person or adopt a plan of liquidation unless (i) either (1) the Company is the survivor of such merger or consolidation or (2) the surviving or transferee Person is a corporation, partnership or trust organized and existing under the laws of the United States, any state thereof or the District of Columbia and such surviving or transferee Person expressly assumes by supplemental indenture all the obligations of the Company, under the Securities and this Indenture; (ii) immediately after giving effect to such transaction and the use of proceeds therefrom (on a pro forma basis, including any Indebtedness incurred or anticipated to be incurred in connection with such transaction), the Company or the surviving or transferee Person is able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.06; (iii) immediately after giving effect to such transaction (including any Indebtedness incurred or anticipated to be incurred in connection with the transaction) no Default or Event of Default has occurred and is continuing; and (iv) the Company has delivered to the Trustee an Officers' Certificate and Opinion of Counsel, each stating that such consolidation, merger or transfer complies with this Indenture, that the surviving Person agrees by supplemental Indenture to be bound thereby, and that all conditions precedent in this Indenture relating to such transaction have been satisfied. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of related transactions) of all or substantially all of the properties and assets of one or more Subsidiaries the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company will be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  The Company will not permit any Guarantor to consolidate with, merge with or into, or transfer all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or series of related transactions) to, any Person unless: (i) the transaction will comply with Section 4.09 hereof or (ii)(A) the Person into which such Guarantor consolidates or merges or to which it transfers its assets is (x) the Company or a Guarantor or (y) a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia that shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of such Guarantor under its Guarantee and Indenture, (B) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and continuing; and (C) except when the Person into which such Guarantor consolidates or merges or to which it transfers its assets is the Company or a Wholly Owned Subsidiary that is a Guarantor, immediately after giving effect to such transaction, on a pro forma basis the Company or such Person could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the covenant set forth under Section 4.06.

Section 5.02. Successor Person Substituted.

                  Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company or any Guarantor in accordance with Section 5.01 above, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and of, the Company or such Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or such Guarantor herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES


Section 6.01. Events of Default.

                  An "Event of Default" occurs if

                  (1) there is a default in the payment of any principal of, or premium, if any, on the Securities when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise, whether or not such payment is prohibited by the provisions of Article 11 hereof;

                  (2) there is a default in the payment of any interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days, whether or not such payment is prohibited by the provisions of Article 11 hereof;

                  (3) the Company or any Guarantor defaults in the observance or performance of any other covenant or agreement in the Securities or this Indenture for 60 days after the Company receives written notice thereof specifying the default from the Trustee or the Holders of not less than 25% in the aggregate principal amount of the Securities then outstanding;

                  (4) there is a default in the payment at final maturity of principal in an aggregate amount of $10,000,000 or more with respect to any Indebtedness of the Company or any Restricted Subsidiary thereof which default shall not be cured, waived or postponed pursuant to an agreement with the holders of such Indebtedness within 60 days after written notice, or the acceleration of any such Indebtedness aggregating $10,000,000 or more which acceleration shall not be rescinded or annulled within 20 days after written notice to the Company of such Default by the Trustee or any Holder;

                  (5) a court of competent jurisdiction enters a final judgment or judgments which can no longer be appealed for the payment of money in excess of $10,000,000 against the Company or any Restricted Subsidiary thereof and such judgment remains undischarged for any period of 60 consecutive days during which a stay of enforcement of such judgment shall not be in effect;

                  (6) the Company or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                      (A) commences a voluntary case,

                      (B) consents to the entry of an order for relief against
                  it in an involuntary case,

                      (C) consents to the appointment of a Custodian of it or
                  for all or substantially all of its property,

                      (D) makes a general assignment for the benefit of its
                  creditors, or

                      (E) generally is not paying its debts as they become due;
                  or

                  (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                      (A) is for relief against the Company or any Restricted
                  Subsidiary in an involuntary case,

                      (B) appoints a Custodian of the Company or any Restricted
                  Subsidiary or for all or substantially all of the property of the Company or any Restricted Subsidiary, or

                      (C) orders the liquidation of the Company or any
                  Restricted Subsidiary,

         and the order or decree remains unstayed and in effect for 60 days.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  The Trustee may withhold notice to the Holders of the Securities of any Default (except in payment of principal or premium, if any, or interest on the Securities) if the Trustee considers it to be in the best interest of the Holders of the Securities to do so.

Section 6.02. Acceleration.

                  If an Event of Default (other than an Event of Default arising under Section 6.01(6) or (7) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may by written notice to the Company and the Trustee declare to be immediately due and payable the entire principal amount of all the Securities then outstanding plus accrued but unpaid interest, if any, to the date of acceleration and (i) such amounts shall become immediately due and payable or (ii) if there are any amounts outstanding under any of the instruments constituting the Senior Debt, such amounts shall become due and payable upon the first to occur of an acceleration under any of the instruments constituting the Senior Debt or five Business Days after receipt by the Company and the Representative under any of the Senior Debt of notice of the acceleration of the Securities unless all Events of Default specified in such Acceleration Notice have been cured or waived; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Securities (by notice to the Trustee) may rescind and cancel such acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of accelerated principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest (at the same rate specified in the Securities) on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iii) the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances, (iv) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (v) in the event of the cure or waiver of a Default or Event of Default described in
Section 6.01(6) or (7), the Trustee has received an Officers' Certificate and an Opinion of Counsel that such Default or Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.01(6) or (7) with respect to the Company occurs, such principal, premium, if any, and interest amount with respect to all of the Securities shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Securities.

Section 6.03. Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if any, and interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture and may take any necessary action requested of it as Trustee to settle, compromise, adjust or otherwise conclude any proceedings to which it is a party.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04. Waiver of Past Defaults and Events of Default.

                  Subject to Sections 6.02, 6.07 and 8.02 hereof, the Holders of a majority in principal amount of the Securities then outstanding have the right to waive any existing Default or Event of Default or compliance with any provision of this Indenture or the Securities. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Section 6.05. Control by Majority.

                  The Holders of a majority in principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee by this Indenture. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of another Securityholder not taking part in such direction, and the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by a Trust Officer, determine that the proceedings so directed may involve it in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 6.06. Limitation on Suits.

                  Subject to Section 6.07 below, a Securityholder may not institute any proceeding or pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in aggregate principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in aggregate principal amount of the Securities then outstanding.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

Section 6.07. Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, or premium, if any, and interest of the Security on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

Section 6.08. Collection Suit by Trustee.

                  If an Event of Default in payment of principal, premium or interest specified in Section 6.01(l) or (2) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantors (or any other obligor on the Securities) for the whole amount of unpaid principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate then borne by the Securities, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09. Trustee May File Proofs of Claim.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company or the Guarantors (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after deduction of its charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and any custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.10. Priorities.

                  If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.07 hereof;

                  SECOND: to Securityholders for amounts due and unpaid on the Securities for principal, premium, if any, and interest as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities; and

                  THIRD: to the Company or, to the extent the Trustee collects any amount from any Guarantor, to such Guarantor.

                  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

Section 6.11. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in principal amount of the Securities then outstanding.


                                   ARTICLE 7

                                    TRUSTEE


Section 7.01. Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the same circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.02 and 6.05 hereof.

                  (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, paragraphs
(a), (b) and (c) of this Section 7.01 shall govern every provision of this Indenture that in any way relates to the Trustee.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, expense or fee.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or any Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by the law.

Section 7.02. Rights of Trustee.

                  Subject to Section 7.01 hereof:

                  (1) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of Section 13.05 hereof. The Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed by it with due care.

                  (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                  (5) The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

Section 7.03. Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Guarantor, or any Affiliates thereof, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, shall be subject to Sections 7.10 and 7.11 hereof.

Section 7.04. Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the sale of Securities or any money paid to the Company pursuant to the terms of this Indenture and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

Section 7.05. Notice of Defaults.

                  If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the principal of, or premium, if any, or interest on any Security the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive committee or any trust committee of such board and/or its Trust Officers in good faith determine(s) that withholding the notice is in the interests of the Securityholders.

Section 7.06. Reports by Trustee to Holders.

                  If required by TIA ss. 313(a), within 60 days after May 15 of any year, commencing the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c) and TIA ss. 313(d).

                  Reports pursuant to this Section 7.06 shall be transmitted by mail:

                  (1) to all registered Holders of Securities, as the names and addresses of such Holders appear on the Registrar's books; and

                  (2) to such Holder of Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose.

                  A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

Section 7.07. Compensation and Indemnity.

                  The Company and the Guarantors shall pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Guarantors shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with its duties under this Indenture, including the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company and the Guarantors shall indemnify each of the Trustee and any predecessor Trustee for, and hold it harmless against, any and all loss, damage, claim, liability or reasonable expense, including taxes (other than taxes based on the income of the Trustee) incurred by it in connection with the acceptance or performance of its duties under this Indenture including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including, without limitation, settlement costs). The Trustee shall notify the Company and the Guarantors in writing promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder except to the extent the Company is prejudiced thereby.

                  Notwithstanding the foregoing, the Company and the Guarantors need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by the Trustee through its negligence or bad faith. To secure the payment obligations of the Company and the Guarantors in this
Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee except such money or property held in trust to pay principal of and interest on particular Securities.

                  The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  For purposes of this Section 7.07, the term "Trustee" shall include any trustee appointed pursuant to Article 9.

Section 7.08. Replacement of Trustee.

                  The Trustee may resign by so notifying the Company and the Guarantors in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by notifying the removed Trustee in writing and may appoint a successor Trustee with the Company's written consent which consent shall not be unreasonably withheld. The Company may remove the Trustee at its election if:

                  (1) the Trustee fails to comply with Section 7.10 hereof;

                  (2) the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property;

                  (4) the Trustee otherwise becomes incapable of acting; or

                  (5) a successor corporation becomes successor Trustee pursuant to Section 7.09 below.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10 hereof, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery, the retiring Trustee shall, subject to its rights under Section
7.07 hereof, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09. Successor Trustee by Consolidation, Merger or Conversion.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, subject to Section 7.10 hereof, the successor corporation without any further act shall be the successor Trustee.

Section 7.10. Eligibility; Disqualification.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1) and (2) in every respect. The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA 310(b), including the provision in ss. 310(b)(1).

Section 7.11. Preferential Collection of Claims Against Company.

                  The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311 (b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

Section 7.12. Paying Agents.

                  The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this
Section 7.12:

                  (A) that it will hold all sums held by it as agent for the payment of principal of, or premium, if any, or interest on, the Securities (whether such sums have been paid to it by the Company or by any obligor on the Securities) in trust for the benefit of Holders of the Securities or the Trustee;

                  (B) that it will at any time during the continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it together with a full accounting thereof; and

                  (C) that it will give the Trustee written notice within three
         (3) Business Days of any failure of the Company (or by any obligor on the Securities) in the payment of any installment of the principal of, premium, if any, or interest on, the Securities when the same shall be due and payable.


                                   ARTICLE 8

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS


Section 8.01. Without Consent of Holders.

                  The Company and the Guarantors, when authorized by a Board Resolution of each of them, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

                    (1) to comply with Section 5.01 hereof;

                    (2) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                    (3) to comply with any requirements of the SEC under the TIA;

                    (4) to cure any ambiguity, defect or inconsistency, or to make any other change that does not materially and adversely affect the rights of any Securityholder; or

                    (5) to make any other change that does not, in the opinion of the Trustee, adversely affect in any material respect the rights of any Securityholders hereunder.

                  The Trustee is hereby authorized to join with the Company and the Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects its own rights, duties or immunities under this Indenture.

Section 8.02. With Consent of Holders.

                  Subject to the rights of holders of Preferred Stock, if any, provided for in paragraph (f)(i)(A) of the Certificate of Designation, the Company, the Guarantors and the Trustee may modify or supplement this Indenture or the Securities with the written consent of the Holders of not less than a majority in aggregate principal amount of the outstanding securities without notice to any Securityholder. The Holders of not less than a majority in aggregate principal amount of the outstanding Securities may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Subject to the rights of holders of Preferred Stock, if any, provided for in paragraph (f)(i)(A) of the Certificate of Designation, and further subject to Section 8.04, without the consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                    (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver to this Indenture or the Securities;

                    (2) reduce the rate of or change the time for payment of interest on any Security;

                    (3) reduce the principal of or premium on or change the stated maturity of any Security;

                    (4) make any Security payable in money other than that stated in the Security or change the place of payment from New York, New York;

                    (5) change the amount or time of any payment required by the Securities or reduce the premium payable upon any redemption of the Securities in accordance with Section 3.07 hereof, or change the time before which no such redemption may be made;

                    (6) waive a default in the payment of the principal of, or interest on, or redemption payment with respect to, any Security (including any obligation to make a Change of Control offer or, after the Company's obligation to purchase Securities arises thereunder, an Excess Proceeds Offer or modify any of the provisions or definitions with respect to such offers);

                    (7) make any changes in Sections 6.04 or 6.07 hereof or this sentence of Section 8.02; or

                    (8) affect the ranking of the Securities in a manner adverse to the Holders.

                  After an amendment, supplement or waiver under this section becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment, supplement or waiver.

                  Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the receipt by the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Securityholders as aforesaid and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and the Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                  It shall not be necessary for the consent of the Holders under this Section 8.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

Section 8.03. Compliance with Trust Indenture Act.

                  Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

Section 8.04. Revocation and Effect of Consents.

                  Until an amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder of a Security is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Security or portion thereof, and of any Security issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, supplement, waiver or other action becomes effective.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Holders has been obtained.

                  After an amendment, supplement, waiver or other action becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (8) of Section 8.02 hereof. In that case the amendment, supplement, waiver or other action shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

Section 8.05. Notation on or Exchange of Securities.

                  If an amendment, supplement, or waiver changes the terms of a Security, the Trustee may request the Holder of the Security to deliver it to the Trustee. In such case, the Trustee shall place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment supplement or waiver.

Section 8.06. Trustee to Sign Amendments, etc.

                  The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article 8 if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver the Trustee shall be entitled to receive and, subject to Section 7.01 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture. The Company or any Guarantor may not sign an amendment or supplement until the Board of Directors of the Company or such Guarantor, as appropriate, approves it.

                                   ARTICLE 9

                       DISCHARGE OF INDENTURE; DEFEASANCE


Section 9.01. Discharge of Indenture.

                  The Company and the Guarantors may terminate their obligations under the Securities, the Guarantees and this Indenture, except the obligations referred to in the last paragraph of this Section 9.01, if there shall have been canceled by the Trustee or delivered to the Trustee for cancellation all Securities theretofore authenticated and delivered (other than any Securities that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 2.07 hereof) and the Company has paid all sums payable by it hereunder or deposited all required sums with the Trustee.

                  After such delivery the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantors' obligations under the Securities, the Guarantees and this Indenture except for those surviving obligations specified below.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 7.07, 9.05 and 9.06 hereof shall survive.

Section 9.02. Legal Defeasance.

                  The Company may at its option, by Board Resolution, be discharged from its obligations with respect to the Securities and the Guarantors discharged from their obligations under the Guarantees on the date the conditions set forth in Section 9.04 below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 9.06 hereof, execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities to receive solely from the trust funds described in
Section 9.04 hereof and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08 and 4.16 hereof,
(C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section
7.07 hereof) and (D) this Article 9. Subject to compliance with this Article 9, the Company may exercise its option under this Section 9.02 with respect to the Securities notwithstanding the prior exercise of its option under Section 9.03 below with respect to the Securities.

Section 9.03. Covenant Defeasance.

                  At the option of the Company, pursuant to a Board Resolution, the Company and the Guarantors shall be released from their respective obligations under Sections 4.02 through 4.15 hereof, inclusive, and clause (ii) of the first paragraph of Section 5.01 hereof with respect to the outstanding Securities on and after the date the conditions set forth in Section 9.04 hereof are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby.

Section 9.04. Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of
Section 9.02 or Section 9.03 hereof to the outstanding Securities:

                    (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this Article 9 applicable to it) as funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and accrued interest on the outstanding Securities at the maturity date of such principal, premium, if any, or interest, or on dates for payment and redemption of such principal, premium, if any, and interest selected in accordance with the terms of this Indenture and of the Securities;

                    (2) no Event of Default or Default with respect to the Securities shall have occurred and be continuing on the date of such deposit, or shall have occurred and be continuing at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                    (3) such Legal Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company;

                    (4) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute default under any other agreement or instrument to which the Company is a party or by which it is bound;

                    (5) the Company shall have delivered to the Trustee an Opinion of Counsel stating that, as a result of such Legal Defeasance or Covenant Defeasance, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended;

                    (6) in the case of an election under Section 9.02 above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that or (ii) there has been a change in any applicable Federal income tax law with the effect that, and such opinion shall confirm that, the Holders of the outstanding Securities or persons in their positions will not recognize income, gain or loss for Federal income tax purposes solely as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if such Legal Defeasance had not occurred;

                    (7) in the case of an election under Section 9.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                    (8) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section 9.02 above or the Covenant Defeasance under
         Section 9.03 hereof (as the case may be) have been complied with;

                    (9) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit under clause (1) was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others; and

                   (10) the Company shall have paid or duly provided for payment under terms mutually satisfactory to the Company and the Trustee all amounts then due to the Trustee pursuant to Section 7.07 hereof.

Section 9.05. Deposited Money and U.S. Government Obligations to Be Held in
              Trust; Other Miscellaneous Provisions.

                  All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.04 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.04 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                  Anything in this Article 9 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 9.04 hereof which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 9.06. Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 9.01, 9.02 or 9.03 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Guarantor's obligations under this Indenture, the Securities and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 9.01 hereof; provided, however, that if the Company or the Guarantors have made any payment of principal of, premium, if any, or accrued interest on any Securities because of the reinstatement of their obligations, the Company or the Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

Section 9.07. Moneys Held by Paying Agent.

                  In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 9.01 hereof, to the Company (or, if such moneys had been deposited by the Guarantors, to such Guarantors), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 9.08. Moneys Held by Trustee.

                  Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or the Guarantors in trust for the payment of the principal of, or premium, if any, or interest on any Security that are not applied but remain unclaimed by the Holder of such Security for two years after the date upon which the principal of, or premium, if any, or interest on such Security shall have respectively become due and payable shall be repaid to the Company (or, if appropriate, the Guarantors) upon Company Request, or if such moneys are then held by the Company or the Guarantors in trust, such moneys shall be released from such trust; and the Holder of such Security entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantors for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company and the Guarantors, either mail to each Securityholder affected, at the address shown in the register of the Securities maintained by the Registrar pursuant to Section 2.03 hereof, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in the City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company or the Guarantors or the release of any money held in trust by the Company or any Guarantors, as the case may be, Securityholders entitled to the money must look only to the Company and the Guarantors for payment as general creditors unless applicable abandoned property law designates another person.


                                   ARTICLE 10

                            GUARANTEE OF SECURITIES


Section 10.01. Guarantee.

                  Subject to the provisions of this Article 10, each Guarantor hereby jointly and severally unconditionally guarantees to each Holder and to the Trustee, on behalf of the Holders, (i) the due and punctual payment of the principal of, and premium, if any, and interest on each Security, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, and premium, if any, and interest on the Securities, to the extent lawful, and the due and punctual performance of all other Obligations of the Company to the Holders or the Trustee all in accordance with the terms of such Security and this Indenture, and (ii) in the case of any extension of time of payment or renewal of any Securities or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. Each Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or such Guarantor.

                  Each Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any such Security except by payment in full of the principal thereof, premium if any, and interest thereon and as provided in Section 9.01 hereof. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Obligations as provided in Article 6 hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article 6 hereof, the Trustee shall promptly make a demand for payment on the Securities under the Guarantee provided for in this Article 10 and not discharged.

                  The Guarantee set forth in this Section 10.01 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

Section 10.02. Execution and Delivery of Guarantees.

                  To evidence the Guarantee set forth in this Article 10, each Guarantor hereby agrees that a notation of such Guarantee shall be placed on each Security authenticated and made available for delivery by the Trustee and that this Guarantee shall be executed on behalf of each Guarantor by the manual or facsimile signature of an Officer of each Guarantor.

                  Each Guarantor hereby agrees that the Guarantee set forth in
Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                  If an Officer of a Guarantor whose signature is on the Guarantee no longer holds that office at the time the Trustee authenticates the Security on which the Guarantee is endorsed, the Guarantee shall be valid nevertheless.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of each Guarantor.

Section 10.03. Limitation of Guarantee.

                  The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any guarantees of Senior Debt) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor.

Section 10.04. Additional Guarantors.

                  The Company covenants and agrees that it will cause any Person which becomes obligated to guarantee the Securities, pursuant to the terms of Section 4.11 hereof, to execute a guarantee satisfactory in form and substance to the Trustee pursuant to which such Restricted Subsidiary shall guarantee the obligations of the Company under the Securities and this Indenture in accordance with this Article 10 with the same effect and to the same extent as if such Person had been named herein as a Guarantor.

Section 10.05. Release of Guarantor.

                  A Guarantor shall be released from all of its obligations under its Guarantee if:

                   (i) the Guarantor has sold all or substantially all of its assets or the Company and its Restricted Subsidiaries have sold all of the Capital Stock of the Guarantor owned by them, in each case in a transaction in compliance with Sections 4.09 or 5.01 hereof (as applicable); or

                   (ii) the Guarantor merges with or into or consolidates with, or transfers all or substantially all of its assets to, the Company or another Guarantor in a transaction in compliance with Section 5.01 hereof;

and in each such case, the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with.

Section 10.06. Guarantee Obligations Subordinated to Guarantor Senior Debt.

                  Each Guarantor covenants and agrees, and each Holder of Securities, by its acceptance thereof, likewise covenants and agrees, that to the extent and in the manner hereinafter set forth in this Article 10, the Indebtedness represented by the Guarantee and the payment of the principal of, premium, if any, and interest on the Securities pursuant to the Guarantee by such Guarantor are hereby expressly made subordinate and subject in right of payment as provided in this Article 10 to the prior payment in full in cash or Cash Equivalents or, as acceptable to the holders of Guarantor Senior Debt of such Guarantor, in any other manner, of all Guarantor Senior Debt of such Guarantor.

                  This Section 10.06 and the following Sections 10.07 through
10.11 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of or continue to hold Guarantor Senior Debt of any Guarantor; and such provisions are made for the benefit of the holders of Guarantor Senior Debt of each Guarantor; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

Section 10.07. Payment Over of Proceeds upon Dissolution, etc., of a Guarantor.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, whether voluntary or involuntary, or (b) any liquidation, dissolution or other winding-up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any general assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event:

                    (1) the holders of all Guarantor Senior Debt of such Guarantor shall be entitled to receive payment in full in cash or Cash Equivalents or, as acceptable to the holders of such Guarantor Senior Debt, in any other manner, of all amounts due on or in respect of all such Guarantor Senior Debt, or provision shall be made for such payment, before the Holders of the Securities are entitled to receive, pursuant to the Guarantee of such Guarantor, any payment or distribution of any kind or character by such Guarantor on account of any of its obligations on its Guarantee; and

                    (2) any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the subordination provisions of this Article 10 shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Guarantor Senior Debt of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Guarantor Senior Debt held or represented by each, to the extent necessary to make payment in full in cash, Cash Equivalents or, as acceptable to the Holders of such Guarantor Senior Debt of such Guarantor, in any other manner, of all such Guarantor Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Debt; and

                    (3) in the event that, notwithstanding the foregoing provisions of this Section 10.07, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, including, without limitation, by way of set-off or otherwise, in respect of any of its Obligations on its Guarantee before all Guarantor Senior Debt of such Guarantor is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of such Guarantor for application to the payment of all such Guarantor Senior Debt remaining unpaid, to the extent necessary to pay all of such Guarantor Senior Debt in full in cash, Cash Equivalents or, as acceptable to the holders of such Guarantor Senior Debt, any other manner, after giving effect to any concurrent payment or distribution to or for the holders of such Guarantor Senior Debt.

                  The consolidation of a Guarantor with, or the merger of a Guarantor with or into, another Person or the liquidation or dissolution of a Guarantor following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 5 hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this Article 10 if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article 5 hereof.

Section 10.08. Suspension of Guarantee Obligations When Guarantor Senior Debt
               in Default.

                  (a) Unless Section 10.07 hereof shall be applicable, after the occurrence of a Payment Default no payment or distribution of any assets or securities of a Guarantor (or any Restricted Subsidiary or Subsidiary of such Guarantor) of any kind or character (including, without limitation, cash, Property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of such Guarantor being subordinated to its Obligations on its Guarantee) may be made by or on behalf of such Guarantor (or any Restricted Subsidiary or Subsidiary of such Guarantor), including, without limitation, by way of set-off or otherwise, for or on account of its Obligations on its Guarantee, and neither the Trustee nor any holder or owner of any Securities shall take or receive from any Guarantor (or any Restricted Subsidiary or Subsidiary of such Guarantor), directly or indirectly in any manner, payment in respect of all or any portion of its Obligations on its Guarantee following the delivery by the representative of the holders of Guarantor Senior Debt (the "Guarantor Representative") to the Trustee of written notice of the occurrence of a Payment Default, and in any such event, such prohibition shall continue until such Payment Default is cured, waived in writing or ceases to exist. At such time as the prohibition set forth in the preceding sentence shall no longer be in effect, subject to the provisions of the following paragraph (b), such Guarantor shall resume making any and all required payments in respect of its obligations under its Guarantee.

                  (b) Unless Section 10.07 hereof shall be applicable, upon the occurrence of a Non-Payment Event of Default on Designated Senior Debt, no payment or distribution of any assets of such Guarantor of any kind or character shall be made by such Guarantor, including, without limitation, by way of set-off or otherwise, on account of any of its obligations on its Guarantee for a period (the "Guarantee Payment Blockage Period") commencing on the date of receipt by the Trustee of written notice from the Guarantor Representative of such Non-Payment Event of Default, unless and until (subject to any blockage of payments that may then be in effect under the preceding paragraph (a)) the earliest to occur of the following events: (w) more than 179 days shall have elapsed since the date of receipt of such written notice by the Trustee, (x) such Non-Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist, (y) such Designated Senior Debt shall have been discharged or paid in full in cash or Cash Equivalents or (z) such Guarantee Payment Blockage Period shall have been terminated by written notice to such Guarantor or the Trustee from the Guarantor Representative initiating such Guarantee Payment Blockage Period, or the holders of at least a majority in principal amount of such issue of Designated Senior Debt, after which, in the case of clause (w), (x), (y) or (z), such Guarantor shall resume making any and all required payments in respect of its Obligations on its Guarantee. Notwithstanding any other provisions of this Indenture, no Non-Payment Event of Default with respect to Designated Senior Debt which existed or was continuing on the date of the commencement of any Guarantee Payment Blockage Period initiated by the Guarantor Representative shall be, or be made, the basis for the commencement of a second Guarantee Payment Blockage Period initiated by the Guarantor Representative unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. In no event shall a Guarantee Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice referred to in this Section 10.08(b) or, in the event of a Non-Payment Event of Default which formed the basis for a Payment Blockage Period under Section 11.03(b) hereof, 179 days from the date of the receipt by the Trustee of the notice referred to in Section 11.03(b) (the "Initial Guarantee Blockage Period"). Any number of additional Guarantee Payment Blockage Periods may be commenced during the Initial Guarantee Blockage Period; provided, however, that no such additional Guarantee Payment Blockage Period shall extend beyond the Initial Guarantee Blockage Period. After the expiration of the Initial Guarantee Blockage Period, no Guarantee Payment Blockage Period may be commenced under this Section 10.08(b) and no Payment Blockage Period may be commenced under Section 11.03(b) hereof until at least 180 consecutive days have elapsed from the last day of the Initial Guarantee Blockage Period.

                  (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received any payment from a Guarantor prohibited by the foregoing provisions of this Section 10.08, then and in such event such payment shall be paid over and delivered forthwith to the Guarantor Representative initiating the Guarantee Payment Blockage Period, in trust for distribution to the holders of Guarantor Senior Debt or, if no amounts are then due in respect of Guarantor Senior Debt, promptly returned to the Guarantor, or as a court of competent jurisdiction shall direct.

Section 10.09. Subrogation to Rights of Holders of Guarantor Senior Debt.

                  Upon the payment in full of all amounts payable under or in respect of all Guarantor Senior Debt of a Guarantor, the Holders shall be subrogated to the rights of the holders of such Guarantor Senior Debt to receive payments and distributions of cash, Property and securities of such Guarantor made on such Guarantor Senior Debt until all amounts due to be paid under the Guarantee shall be paid in full. For the purposes of such subrogation, no payments or distributions to holders of Guarantor Senior Debt of any cash, Property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 10, and no payments over pursuant to the provisions of this Article 10 to holders of Guarantor Senior Debt by Holders of the Securities or the Trustee, shall, as among each Guarantor, its creditors other than holders of

Guarantor Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by such Guarantor to or on account of such Guarantor Senior Debt.

                  If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 10 shall have been applied, pursuant to the provisions of this Article 10, to the payment of all amounts payable under Guarantor Senior Debt, then and in such case, the Holders shall be entitled to receive from the holders of such Guarantor Senior Debt at the time outstanding any payments or distributions received by such holders of Guarantor Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Guarantor Senior Debt in full in cash or Cash Equivalents.

Section 10.10. Guarantee Subordination Provisions Solely to Define Relative
               Rights.

                  The subordination provisions of this Article 10 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Debt on the other hand. Nothing contained in this Article 10 or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among each Guarantor, its creditors other than holders of its Guarantor Senior Debt and the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its Obligations on its Guarantee in accordance with its terms; or (b) affect the relative rights against such Guarantor of the Holders of the Securities and creditors of such Guarantor other than the holders of the Guarantor Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this
Article 10 of the holders of Guarantor Senior Debt (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 10.07 hereof, to receive, pursuant to and in accordance with such Section, cash, Property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section

10.08 hereof, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 10.08(c) hereof.

                  The failure by any Guarantor to make a payment in respect of its obligations on its Guarantee by reason of any provision of this Article 10 shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

Section 10.11. Application of Certain Article 11 Provisions.

                  The provisions of Sections 11.04, 11.07, 11.08, 11.09, 11.10,
11.12 and 11.13 hereof shall apply, mutatis mutandis, to each Guarantor and their respective holders of Guarantor Senior Debt and the rights, duties and obligations set forth therein shall govern the rights, duties and obligations of each Guarantor, the holders of Guarantor Senior Debt, the Holders and the Trustee with respect to the Guarantee and all references therein to Article 11 hereof shall mean this Article 10.


                                   ARTICLE 11

                          SUBORDINATION OF SECURITIES


Section 11.01. Securities Subordinate to Senior Debt.

                  The Company covenants and agrees, and each Holder of securities, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 11, the Indebtedness represented by the securities and the payment of the principal of, premium, if any, and interest on the securities are hereby expressly made subordinate and subject in right of payment as provided in this Article 11 to the prior payment in full in cash or Cash Equivalents or as acceptable to the holders of Senior Debt, in any other manner, of all Senior Debt.

                  This Article 11 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of or continue to hold Senior Debt; and such provisions are made for the benefit of the holders of Senior Debt; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

Section 11.02. Payment Over of Proceeds upon Dissolution, etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, whether voluntary or involuntary or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any general assignment for the benefit of creditors or other marshalling of assets or liabilities of the Company (except in connection with the merger or consolidation of the Company or its liquidation or dissolution following the transfer of substantially all of its assets, upon the terms and conditions permitted as described under Section 5.01), then and in any such event:

                    (1) the holders of Senior Debt of the Company shall be entitled to receive payment in full in cash or Cash Equivalents or, as acceptable to the holders of Senior Debt of the Company, in any other manner, of all amounts due on or in respect of all Senior Debt of the Company, or provision shall be made for such payment, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character on account of principal of, premium, if any, or interest on the Securities; and

                    (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, Property or securities, by set-off or otherwise, to which the Holders he Trustee would be entitled but for the provisions of this Article 11 shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior

         Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, to the extent necessary to make payment in full in cash, Cash Equivalents or, as acceptable to the holders of Senior Debt, in any other manner, of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Debt; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section 11.02, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including, without limitation, by way of set-off or otherwise, in respect of principal of, premium, if any, and interest on the Securities before all Senior Debt of the Company is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be held by the recipient in trust for the benefit of holders of Senior Debt and shall be immediately paid over or delivered to the holders of Senior Debt or their representative or representatives to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of Senior Debt.

                  The consolidation of the Company with, or the merger of Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 5 hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Article 11 if the Person formed by such consolidation or the surviving entity of such merger or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article 5 hereof.

Section 11.03. Suspension of Payment When Senior Debt in Default.

                  (a) Unless Section 11.02 hereof shall be applicable, after the occurrence of a Payment Default no payment or distribution of any assets or securities of the Company or any Restricted Subsidiary of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities by the Company) may be made by or on behalf of the Company or any Restricted Subsidiary, including, without limitation, by way of set-off or otherwise, for or on account of principal of, premium, if any, or interest on the Securities, or for or on account of the purchase, redemption or other acquisition of the Securities, and neither the Trustee nor any holder or owner of any Securities shall take or receive from the Company or any Restricted Subsidiary, directly or indirectly in any manner, payment in respect of all or any portion of Securities following the delivery by the representative of the holders of Designated Senior Debt (the "Representative") to the Trustee of written notice of the occurrence of a Payment Default, and in any such event, such prohibition shall continue until such Payment Default is cured, waived in writing or ceases to exist. At such time as the prohibition set forth in the preceding sentence shall no longer be in effect, subject to the provisions of the following paragraph (b), the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

                  (b) Unless Section 11.02 hereof shall be applicable, upon the occurrence of a Non-Payment Event of Default on Designated Senior Debt, no payment or distribution of any assets of the Company of any kind shall be made by the Company, including, without limitation, by way of set-off or otherwise, on account of any principal of, premium, if any, or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of written notice from the Representative of such Non-Payment Event of Default unless and until (subject to any blockage of payments that may then be in effect under the preceding paragraph (a)) the earliest of (w) more than 179 days shall have elapsed since the date of such written notice by the Trustee, (x) such Non-Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist, (y) such Designated Senior Debt shall have been paid in full in cash or Cash Equivalents or (z) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Representative initiating such Payment Blockage Period, or the holders of at least a majority in principal amount of such issue of Designated Senior Debt, after which, in the case of clause (w), (x), (y) or (z), the Company shall resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provisions of this Indenture, no Non-Payment Event of Default with respect to Designated Senior Debt which existed or was continuing on the date of the commencement of any Payment Blockage Period initiated by the Representative shall be, or be made, the basis for the commencement of a second Payment Blockage Period initiated by the Representative, whether or not within the Initial Blockage Period, unless such Non-Payment Event of Default shall have been cured or waived for a period of not less than 90 consecutive days. In no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice referred to in this Section 11.03(b) (the "Initial Blockage Period"). Any number of additional Payment Blockage Periods may be commenced during the Initial Blockage Period; provided, however, that no such additional Payment Blockage Period shall extend beyond the Initial Blockage Period. After the expiration of the Initial Blockage Period, no Payment Blockage Period may be commenced under this Section 11.03(b) and no Guarantee Payment Blockage Period may be commenced under Section 10.08(b) hereof until at least 180 consecutive days have elapsed from the last day of the Initial Blockage Period.

                  (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received any payment prohibited by the foregoing provisions of this Section 11.03, then and in such event such payment shall be paid over and delivered forthwith to the Representative initiating the Payment Blockage Period, in trust for distribution to the holders of Senior Debt or, if no amounts are then due in respect of Senior Debt, promptly returned to the Company, or otherwise as a court of competent Jurisdiction shall direct.

Section 11.04. Trustee's Relation to Senior Debt.

                  With respect to the holders of Senior Debt, the Trustee is to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall mistakenly pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article 11 or otherwise.

Section 11.05. Subrogation to Rights of Holders of Senior Debt.

                  Upon the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, Property and securities applicable to the Senior Debt until the principal of, premium, if any and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, Property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 11, and no payments over pursuant to the provisions of this Article 11 to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

                  If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 11 shall have been applied, pursuant to the provisions of this Article 11, to the payment of all amounts payable under the Senior Debt of the Company, then and in such case the Holders shall be entitled to receive from the holders of such Senior Debt at the time outstanding any payments or distributions received by such holders of such Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Debt in full in cash or Cash Equivalents.

Section 11.06. Provisions Solely to Define Relative Rights.

                  The provisions of this Article 11 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article 11 or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of Senior Debt (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 11.02 hereof, to receive, pursuant to and in accordance with such Section, cash, Property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 11.03, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 11.03(c) hereof.

                  The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision of this Article 11 shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

Section 11.07. Trustee to Effectuate Subordination.

                  Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such a claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the holders of Senior Debt, or any Representative, may file such a claim on behalf of Holders of the Securities.

Section 11.08. No Waiver of Subordination Provisions.

                  (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this
Section 11.08, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article 11 or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any

Person liable in any manner for the collection or payment of Senior Debt;
and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article 6 hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

Section 11.09. Notice to Trustee.

                  (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee at its Corporate Trust Office in respect of the Securities. Notwithstanding the provisions of this Article 11 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 11.09, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 11.09 at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Debt or any trustee, fiduciary or agent therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  (b) Subject to the provisions of Section 7.01 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person representing itself to be a holder of Senior Debt (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this
Article 11, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 11, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 11.10. Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article 11, the Trustee, subject to the provisions of
Section 7.01 hereof, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11; provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article 11.

Section 11.11. Rights of Trustee as a Holder of Senior Debt; Preservation of
               Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 11 with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 11 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

Section 11.12. Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 11 shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 11 in addition to or in place of the Trustee.

Section 11.13. No Suspension of Remedies.

                  Nothing contained in this Article 11 shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article 6 or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article 11 of the holders, from time to time, of Senior Debt.

                                   ARTICLE 12

                            CONVERSION OF SECURITIES


Section 12.01. Conversion Privilege.

                  Subject to and upon compliance with the provisions of this
Article 12, at the option of the Holder thereof, any Security may at any time be converted, in whole, or in part in integral multiples of $1,000 principal amount, into fully paid and non-assessable shares of (i) Class A Common Stock or (ii) in the case of the Initial Holder only, if the Initial Holder determines in its sole discretion that it is prevented under applicable laws and regulations of the FCC from holding shares of Class A Common Stock issuable upon conversion of its Securities, shares of non-voting Common Stock of the Company (which upon disposition by the Initial Holder shall automatically be converted into shares of Class A Common Stock), at the Conversion Price in effect at the Date of Conversion (as hereinafter defined), plus, without duplication, the accumulated and unpaid interest on the principal amount of the Security being surrendered for conversion, until and including, but not after the close of business on the Maturity Date, unless such Security or some portion thereof shall have been called for redemption prior to such date and no default is made in making due provision for the payment of the redemption price in accordance with the terms of this Indenture, in which case, with respect to such Security or portion thereof as has been so called for redemption or delivered for repurchase, such Security or portion thereof may be so converted until and including, but not after, the close of business on the fifth Business Day immediately prior to the Redemption Date for such Security, unless the Company subsequently fails to pay the applicable Redemption Price.

Section 12.02. Exercise of Conversion Privilege.

                  In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security to the Company at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the

Security, that the Holder elects to convert such Security or a stated portion thereof constituting an integral multiple of $1,000 principal amount, and, if such Security is surrendered for conversion during the period between the close of business on any record date and the opening of business on the next following Interest Payment Date and has not been called for redemption on a Redemption Date which occurs within such period, accompanied also by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Security being surrendered for conversion, notwithstanding such conversion. Such notice of conversion shall also state the name or names (with address) in which the certificate or certificates for shares of Company Common Stock shall be issued. Securities surrendered for conversion shall (if reasonably required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Company shall, subject to the provisions of Section 12.08 hereof, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Company Common Stock issuable on such conversion of Securities in accordance with the provisions of this Article 12 and Cash, as provided in Section 12.03 hereof, if any, in respect of any fraction of a share of Company Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such Security shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Company Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall cause the person or persons in whose name or names the certificate or certificates for such shares are to be issued to be deemed to have become the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of a Security, the Company shall as promptly as practicable execute, and the Trustee shall thereafter authenticate and deliver to the Holder thereof, at the expense of the Company, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered.

Section 12.03. Fractional Interests.

                  No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Company Common Stock would, except for the foregoing provisions of this Section 12.03, be issuable on the conversion of any Security or Securities, the Company shall, at its sole option, either round up the number of shares of Company Common Stock to be issued to Holder of such Security or Securities or make payment to such Holder in lieu thereof in an amount of Cash equal to the value of such fraction computed on the basis of the current market price of the Class A Common Stock at the close of business on the first Business Day preceding the Date of Conversion.

Section 12.04. Conversion Price.

                  The conversion price per share of Company Common Stock issuable upon conversion of the Securities (as such price may be adjusted, herein called the "Conversion Price") shall initially be $13.0110228131 (which reflects a conversion rate of 76.85790845 shares of Class A Common Stock per $1,000 in principal amount of Securities).

Section 12.05. Adjustment of Conversion Price.

                  (i) The Conversion Price shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall (I) pay a dividend or distribution in shares of its Class A Common Stock on its shares of Class A Common Stock, (II) subdivide its outstanding shares of Class A Common Stock into a greater number of shares, (III) combine its outstanding shares of Class A Common Stock into a smaller number of shares, or (IV) issue, by reclassification of its shares of Class A Common Stock, any shares of its Capital Stock (each such transaction being called a "Stock Transaction"), then and in each such case, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of a Security surrendered for conversion after the record date fixing stockholders to be affected by such Stock Transaction shall be entitled to receive upon conversion (per $1000 in principal amount of Securities) the number of shares of Company Common Stock which such Holder would have been entitled to receive after the happening of such event had such Security been converted immediately prior to such record date. Such adjustment shall be made whenever any of such events shall happen, but shall also be effective retroactively as to Securities converted between such record date and the date of the happening of any such event.

                  (b) If the Company shall, at any time or from time to time while any Securities are outstanding, issue, sell or distribute any right or warrant to purchase, acquire or subscribe for shares of Class A Common Stock (including a right or warrant with respect to any security convertible into or exchangeable for shares of Class A Common Stock) generally to holders of Class A Common Stock (including by way of a reclassification of shares or a recapitalization of the Company), for a consideration on the date of such issuance, sale or distribution less than the Common Stock Trading Price of the shares of Class A Common Stock underlying such rights or warrants on the date of such issuance, sale or distribution, then and in each such case, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of (I) the Common Stock Trading Price per share of Company Common Stock on the first trading day after the date of the public announcement of the actual terms (including the price terms) of such issuance, sale or distribution multiplied by the number of shares of Class A Common Stock outstanding immediately prior to such issuance, sale or distribution plus (II) the aggregate Fair Market Value of the consideration to be received by the Company in respect of the purchase of the shares of Class A Common Stock underlying such right or warrant, and the denominator of which shall be the Common Stock Trading Price per share of Class A Common Stock on the trading day immediately preceding the public announcement of the actual terms (including the price terms) of such issuance, sale or distribution multiplied by the aggregate number of shares of Class A Common Stock (I) outstanding immediately prior to such issuance, sale or distribution plus (II) underlying such rights or warrants at the time of such issuance. For the purposes of the preceding sentence, the aggregate consideration receivable by the Company in connection with the issuance, sale or distribution of any such right or warrant shall be deemed to be equal to the sum of the aggregate offering price (before deduction of reasonable underwriting discounts or commissions and expenses) of all such rights or warrants.

                  (c) In the event the Company shall at any time or from time to time while any Securities are outstanding declare, order, pay or make a dividend or other distribution generally to holders of its Common Stock in stock or other securities or rights or warrants to subscribe for securities of the Company or any of its subsidiaries or evidences of indebtedness of the Company or any other person or pay any Extraordinary Cash Dividend (other than any dividend or distribution on the Class A Common Stock (I) referred to in clauses (a) or (b) or (II) if in conjunction therewith the Company declares and pays or makes a dividend or distribution on each share of Series B Convertible Preferred Stock which is the same as the dividend or distribution that would have been made or paid with respect to such share of Series B Convertible Preferred Stock had such share been converted into shares of Class A Common Stock immediately prior to the record date for any such dividend or distribution on the Class A Common Stock), then, and in each such case, an appropriate adjustment to the Conversion Price shall be made so that the Holder of each Security shall be entitled to receive, upon the conversion thereof (per $1000 in principal amount of Securities), the number of shares of Company Common Stock determined by multiplying (x) the number of shares of Company Common Stock into which such Security was convertible on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (y) a fraction, the numerator of which shall be the Common Stock Trading Price per share of Company Common Stock as of such record date, and the denominator of which shall be such Common Stock Trading Price per share of Class A Common Stock less the Fair Market Value per share of Class A Common Stock of such dividend or distribution (as determined in good faith by the Board of Directors, as evidenced by a Board Resolution mailed to each Securityholder). An adjustment made pursuant to this clause (c) shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively to the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution.

                  (ii) The Company may, at its option, also make such reductions in the Conversion Price in addition to those set forth above, as the Board of Directors deems advisable to avoid or diminish any income tax to holders of shares of Company Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for United States federal income tax purposes.

                  (iii) In any case in which this Section 12.05 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Security converted after such record date and on and before such adjustment shall have become effective (x) defer paying any Cash payment pursuant to Section 12.03 hereof or issuing to the Holder of such Security the number of shares of Company Common Stock and other capital stock of the Company (or other assets or securities) issuable upon such conversion in excess of the number of shares of Company Common Stock issuable thereupon only on the basis of the Conversion Price prior to adjustment, and (y) not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate Cash payment pursuant to Section 12.03 hereof and issue to such Holder the additional shares of Company Common Stock and other capital stock of the Company (or other assets or securities) issuable on such conversion.

                  (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the Conversion Price; provided, that any adjustments which by reason of this subsection (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (v) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (x) file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (y) mail or cause to be mailed a notice of such adjustment to each holder of Securities at his address as the same appears on the registry books of the Company.

                  (vi) In the event that the Company distributes rights or warrants (other than those referred to in clause (c) of subsection (i) above) pro rata to holders of Class A Common Stock, so long as any such rights or warrants have not expired or been redeemed by the Company, the Company shall make proper provision so that the Holder of any Security surrendered for conversion will be entitled to receive upon such conversion, in addition to the shares of Company Common Stock issuable upon such conversion (the "Conversion Shares"), a number of rights or warrants to be determined as follows: (x) if such conversion occurs on or prior to the date for the distribution to the holders of rights or warrants of separate certificates evidencing such rights or warrants (the "Distribution Date"), the same number of rights or warrants to which a holder of a number of shares of Class A Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the rights or warrants, and (y) if such conversion occurs after such Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Company Common Stock into which the principal amount of such Security so converted was convertible immediately prior to such Distribution Date would have been entitled on such Distribution Date in accordance with the terms and provisions of and applicable to the rights or warrants.

                  (vii) The Company shall cause the shares of Class A Common Stock (or in the case of the Initial Holder's election to convert into non-voting Common Stock of the Company, upon conversion to such non-voting Common Stock) issuable upon conversion of the Securities to be approved for listing on the American Stock Exchange (or such other principal securities exchange on which the Company Common Stock may at the time be listed for trading), subject to official notification of issuance, prior to the date of issuance thereof.

Section 12.06. Continuation of Conversion Privilege in Case of
               Reclassification, Change, Merger, Consolidation or Sale of
               Assets.

                  If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Company Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value, to par value, or as a result of a subdivision or combination), (b) any consolidation or merger of the Company with or into any other Person, or the merger of any other Person with or into the Company (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Company Common Stock) or (c) any sale, transfer or conveyance of all or substantially all of the assets of the Company (computed on a consolidated basis), then the Company, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security only into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a holder of the number of shares of Class A Common Stock issuable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance assuming such holder of Class A Common Stock failed to exercise his rights of an election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance

(provided that if the kind or amount of securities, cash, and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance is not the same for each share of Class A Common Stock held immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this
Section 12.06 the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 12. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of shares of Class A Common Stock includes shares of stock or other securities and property (including cash) of a company other than the successor or purchasing company, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other company and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 12.06 shall similarly apply to successive consolidations, mergers, sales or conveyances.

                  Notice of the execution of each such supplemental indenture shall be mailed to each Holder of Securities at his address as the same appears on the registry books of the Company.

                  Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property (including Cash) receivable by Holders of Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of
Article 7 hereof, may accept
as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

Section 12.07. Notice of Certain Events.

                  In case:

                  (a) the Company shall declare a dividend (or any other distribution) payable to the holders of any Company Common Stock (other than cash dividends);

                  (b) the Company shall authorize the granting to the holders of any Company Common Stock of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights;

                  (c) the Company shall authorize any reclassification or change of any of the Company Common Stock (including a subdivision or combination of its outstanding shares of Company Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or conveyance of all or substantially all the property or business of the Company; or

                  (d) there shall be proposed any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Securities as provided in Section 12.02 hereof, and shall cause to be mailed to each Holder of Securities, at his address as it shall appear on the registry books of the Company, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution, rights, warrants or options or offer, or if a record is not to be taken, the date as of which the holders of Company Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (2) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Company Common Stock of record shall be entitled to exchange their shares of Company Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

Section 12.08. Taxes on Conversion.

                  The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Company Common Stock on conversion of Securities pursuant thereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Company Common Stock in a name other than that of the Holder of the Securities to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. The Company extends no protection with respect to any other taxes imposed in connection with conversion of Securities.

Section 12.09. Company to Provide Stock.

                  The Company shall reserve, free from pre-emptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion, provided, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Securities by delivery of repurchased shares of Company Common Stock which are held in the treasury of the Company.

                  If any shares of Company Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible use all reasonable efforts to secure such registration or approval, as the case may be, provided, however, that nothing in this Section 12.09 shall be deemed to limit in any way the obligations of the Company provided in this Article 12.

                  Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Company Common Stock, the Company will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Company Common Stock at such adjusted Conversion Price.

                  The Company covenants that all shares of Company Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free of preemptive rights.

Section 12.10. Disclaimer of Responsibility for Certain Matters.

                  Neither the Trustee nor any agent of the Trustee shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in
Section 12.05 hereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any agent of the Trustee shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Company Common Stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any agent of the Trustee shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Company Common Stock or stock certificates or other securities or property (including cash) upon the surrender of any Security for the purpose of conversion or, subject to Article 7 hereof, to comply with any of the covenants of the Company contained in this Article 12.

Section 12.11. Return of Funds Deposited for Redemption of Converted
               Securities.

                  Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of and interest on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article 12, shall after such conversion be repaid to the Company by the Trustee or such other paying agent.


                                   ARTICLE 13

                                 MISCELLANEOUS


Section 13.01. Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 13.02. Notices.

                  Any notice or communication shall be given in writing and delivered in person, sent by facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

                  If to the Company or any Guarantor:

                       Paxson Communications Corporation
                       601 Clearwater Park Road
                       West Palm Beach, Florida 33401
                       Attention: Chief Financial Officer
                                  General Counsel

                  Copy to:

                           Holland & Knight LLP
                           400 North Ashley
                           Suite 2300
                           Tampa, Florida 33602
                           Attention: Michael L. Jamieson, Esq.

                  If to the Trustee:



                  Such notices or communications shall be effective when received and shall be sufficiently given if so given within the time prescribed in this Indenture.

                  The Company, the Guarantors or the Trustee by written notice to the others may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Securityholder shall be mailed to him by first-class mail, postage prepaid, at his address shown on the register kept by the Registrar.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication to a Securityholder is mailed in the manner provided above, it shall be deemed duly given, whether or not the addressee receives it.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

Section 13.03. Communications by Holders with Other Holders.

                  Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

Section 13.04. Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                    (1) an Officers' Certificate (which shall include the statements set forth in Section 13.05 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                    (2) an Opinion of Counsel (which shall include the statements set forth in Section 13.05 below) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 13.05. Statements Required in Certificate and Opinion.

                  Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of such Person, it or he has made such examination or investigation as is necessary to enable it or him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

Section 13.06. When Treasury Securities Disregarded.

                  In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any Guarantor or any other obligor on the Securities or by any Affiliate of any of them shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company, a Guarantor or any other obligor upon the Securities or any Affiliate of any of them.

Section 13.07. Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or meetings of Securityholders. The Registrar and Paying Agent may make reasonable rules for their functions.

Section 13.08. Business Days; Legal Holidays.

                  A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally-recognized holiday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 13.09. Governing Law.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION

OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES.

Section 13.10. No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

Section 13.11. No Recourse Against Others.

                  No recourse for the payment of the principal of or premium, if any, or interest on any of the Securities, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in this Indenture or in any supplemental indenture, or in any of the Securities, or because of the creation of any Indebtedness represented thereby, shall be had against any stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation or against the Property or assets of any such stockholder, officer, employee or director, either directly or through the Company or any Guarantor, or any successor corporation thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Securities are solely obligations of the Company and the Guarantors, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any stockholder, officer, employee or director of the Company or any Guarantor, or any successor corporation thereof, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Securities or implied therefrom, and that any and all such personal liability of, and any and all claims against every stockholder, officer, employee and director, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities. It is understood that this limitation on recourse is made expressly for the benefit of any such shareholder, employee, officer or director and may be enforced by any of them.

Section 13.12. Successors.

                  All agreements of the Company and the Guarantors in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee, any additional trustee and any Paying Agents in this Indenture shall bind its successor.

Section 13.13. Multiple Counterparts.

                  The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

Section 13.14. Table of Contents, Headings, etc.

                  The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.15. Separability.

                  Each provision of this Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, and the Company's corporate seal to be hereunto affixed and attested, all as of the date and year first written above.

                                   PAXSON COMMUNICATIONS CORPORATION,
                                   (a Delaware Corporation)


                                   By:
                                        Name:
                                        Title:


                                   PAXSON COMMUNICATIONS MANAGEMENT COMPANY
                                   (a Florida corporation)

                                   EXCEL MARKETING ENTERPRISES, INC.
                                   (a Florida corporation)

                                   PAXSON SPORTS OF MIAMI, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS TELEVISION, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF ATLANTA-14, INC.
                                   (a Florida corporation)

                                   PAXSON ATLANTA LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF BOSTON-60, INC.
                                   (a Florida corporation)

                                   PAXSON BOSTON LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF DALLAS-68, INC.
                                   (a Florida corporation)

                                   PAXSON DALLAS LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF NEW LONDON-26, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF
                                   PHILADELPHIA-61, INC.
                                   (a Florida corporation)

                                   PAXSON PHILADELPHIA LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF MIAMI-35, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SAN JOSE-65, INC.
                                   (a Florida corporation)

                                   PAXSON SAN JOSE LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF TAMPA-66, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC. (a Florida corporation)

                                   PAXSON LOS ANGELES LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC. (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF ST. LOUIS-13, INC.
                                   (a Florida corporation)

                                   PAXSON MINNEAPOLIS LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF ORLANDO-56, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF HOUSTON-49, INC.
                                   (a Florida corporation)

                                   PAXSON HOUSTON LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF CLEVELAND-87, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF WASHINGTON-60, INC.
                                   (a Florida corporation)

                                   PAXSON WASHINGTON LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF PHOENIX-13, INC.
                                   (a Florida corporation)

                                   PAXSON PHOENIX LICENSE, INC.
                                   (a Florida corporation)

                                   INFOMALL LOS ANGELES, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF MILWAUKEE-55, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF DENVER-59, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF NEW YORK-43, INC.
                                   (a Florida corporation)

                                   PAXSON NEW YORK LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF AKRON-23, INC.
                                   (a Florida corporation)

                                   PAXSON AKRON LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF DAYTON-26,INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF
                                   BATTLE CREEK-43, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF ALBANY-55, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF
                                   RALEIGH DURHAM-47, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SAN JUAN, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS L.P.T.V., INC.
                                   (a Florida corporation)

                                   PAXSON DAYTON LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON DENVER LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF GREENSBORO-16, INC.
                                   (a Florida corporation)

                                   PAXSON GREENSBORO LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF TULSA-44, INC.
                                   (a Florida corporation)

                                   PAXSON SPORTS VENTURES COMPANY
                                   (a Florida corporation)

                                   PCC DIRECT, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF
                                   OKLAHOMA CITY-62, INC.
                                   (a Florida corporation)

                                   PAXSON ALBANY LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SACRAMENTO-29, INC.
                                   (a Florida corporation)

                                   PAXSON SACRAMENTO LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF PHOENIX-51, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF BOSTON-46, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC. (a Florida corporation)

                                   PAXSON LITTLE ROCK LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF BIRMINGHAM-44, INC.
                                   (a Florida corporation)

                                   PAXSON BIRMINGHAM LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SEATTLE-33, INC.
                                   (a Florida corporation)

                                   PAXSON SEATTLE LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF
                                   SALT LAKE CITY-30, INC.
                                   (a Florida corporation)

                                   PAXSON SALT LAKE CITY LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON OKLAHOMA CITY LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF WASHINGTON-66, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SCRANTON-64, INC.
                                   (a Florida corporation)

                                   PAXSON SCRANTON LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF KANSAS CITY-50, INC. (a Florida corporation)

                                   PAXSON KANSAS CITY LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON MILWAUKEE LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF HARTFORD-18, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF PITTSBURGH-40, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF DETROIT-31, INC.
                                   (a Florida corporation)

                                   PAXSON DETROIT LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON PITTSBURGH LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF ROANOKE-38, INC.
                                   (a Florida corporation)

                                   PAXSON ROANOKE LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF FRESNO-61, INC.
                                   (a Florida corporation)

                                   PAXSON FRESNO LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF NASHVILLE-28, INC.
                                   (a Florida corporation)

                                 PAXSON TENNESSEE LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF CEDER RAPIDS-48, INC. (a Florida corporation)

                                 PAXSON CEDAR RAPIDS LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF BUFFALO-51, INC.
                                 (a Florida corporation)

                                 PAXSON BUFFALO LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF GREEN BAY-14, INC.
                                 (a Florida corporation)

                                 PAXSON GREEN BAY LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF TUCSON-46, INC.
                                 (a Florida corporation)

                                 PAXSON TUCSON LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF NEW YORK-31, INC.
                                 (a Florida corporation)

                                 PAXSON MIAMI-35 LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON TAMPA-66 LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF HAWAII-66, INC.
                                 (a Florida corporation)

                                 PAXSON HAWII LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF LOS ANGELES-63, INC. (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF ALBUQUERQUE-14, INC. (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF FAYETTEVILLE-62, INC. (a Florida corporation)

                                 PAXSON FAYETTEVILLE LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF CHARLESTON-29, INC.
                                 (a Florida corporation)

                                 PAXSON CHARLESTON LICENSE, INC.
                                 (a Florida corporation)

                                 JETSTAR DEVELOPMENT, INC.
                                 (a Florida corporation)

                                 PAXSON TELEVISION PRODUCTIONS, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF SYRACUSE-56, INC.
                                 (a Florida corporation)

                                 PAXSON SYRACUSE LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF DECATUR-23, INC.
                                 (a Florida corporation)

                                 PAXSON DECATUR LICENSE, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF NEW ORLEANS-49, INC. (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF MEMPHIS-50, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF KNOXVILLE-54, INC.
                                 (a Florida corporation)

                                 PAXSON COMMUNICATIONS OF PORTLAND-23, INC.
                                 (a Florida corporation)

                                   PAXSON ORLANDO LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF CHICAGO-38, INC.
                                   (a Florida corporation)

                                   PAXSON CHICAGO LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF NORFOLK-49, INC.
                                   (a Florida corporation)

                                   PAXSON ALBUQUERQUE LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF DAVENPORT-67, INC.
                                   (a Florida corporation)

                                   PAXSON DAVENPORT LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF DES MOINES-39, INC.
                                   (a Florida corporation)

                                   PAXSON DES MOINES LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF GREENVILLE-38, INC.
                                   (a Florida corporation)

                                   PAXSON GREENVILLE LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF JACKSON-51, INC.
                                   (a Florida corporation)

                                   PAXSON JACKSON LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF MOBILE-61, INC.
                                   (a Florida corporation)

                                   PAXSON MOBILE LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF ODESSA-30, INC.
                                   (a Florida corporation)

                                   PAXSON ODESSA LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON PORTLAND LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SHREVEPORT-21, INC.
                                   (a Florida corporation)

                                   PAXSON SHREVEPORT LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SPOKANE-34, INC.
                                   (a Florida corporation)

                                   PAXSON SPOKANE LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF ST. CROIX-15, INC.
                                   (a Florida corporation)

                                   PAXSON ST. CROIX LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SPRINGFIELD-34, INC. (a Florida corporation)

                                   PAXSON SPRINGFIELD LICENSE, INC.
                                   (a Florida corporation)

                                   CHANNEL 56 OF ORLANDO, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF
                                   WEST PALM BEACH-67, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF LEXINGTON-67, INC.
                                   (a Florida corporation)

                                   PAXSNO LEXINGTON LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF PORTLAND-22, INC.
                                   (a Florida corporation)

                                   PAXSON SALEM LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF SAN ANTONIO-26, INC. (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF FARGO-27, INC.
                                   (a Florida corporation)

                                   PAXSON TULSA LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON KNOXVILLE LICENSE, INC.
                                   (a Florida corporation)

                                   PAX NET TELEVISION PRODUCTIONS, INC.
                                   (a Florida corporation)

                                   PAXSON COMMUNICATIONS OF WAUSAU-46, INC.
                                   (a Florida corporation)

                                   PAXSON WAUSAU LICENSE, INC.
                                   (a Florida corporation)

                                   PAXSON FARGO LICENSE, INC.
                                   (a Florida corporation)

                                   COCOLA MEDIA CORPORATION OF FLORIDA
                                   (a Delaware corporation)

                                   PAXSON COMMUNICATIONS LICENSE COMPANY, LLC

                                   (a Delaware limited liability company)

                                   OCEAN STATE TELEVISION, L.L.C.
                                   (a Delaware limited liability company)

                                   PAXSON COMMUNICATIONS CORPORATION
                                   (a Delaware corporation)

                                   CHANNEL 44 OF TULSA, INC.
                                   (a Delaware corporation)

                                   THE INFOMALL TV NETWORK INC.
                                   (a Delaware corporation)

                                   PAX NET, INC.
                                   (a Delaware corporation)

                                   TRAVEL CHANNEL ACQUISITION CORPORATION
                                   (a Delaware corporation)

                                   UNITED BROADCAST GROUP II, INC.
                                   ( a Texas corporation)

                                   S&E NETWORK, INC.
                                   ( a Puerto Rico corporation)

                                   COCOLA MEDIA CORPORATION OF SAN FRANCISCO
                                   (a California corporation)




                                    By:
                                    Name:
                                    Title:




                                    -------------------,
                                         as Trustee




                                    By:
                                       Name:
                                       Title:

                                                                      EXHIBIT A

                                                               CUSIP NO.


                       PAXSON COMMUNICATIONS CORPORATION

                      __% Exchangeable Debentures due 2009


No.
$

                  PAXSON COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), for value received, promises to pay to or registered assigns the principal sum of Dollars, on December 31, 2009.

                  Interest Payment Dates:  June 30 and December 31

                  Record Dates:  June 15 and December 15

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                         PAXSON COMMUNICATIONS CORPORATION


                                         By:
                                                Name:
                                                Title:



                                         By:
                                                Name:
                                                Title:

Trustee's Certificate of Authentication


                  This is one of the __% Exchange Debentures due 2009 referred to in the within-mentioned Indenture.

Dated:

                                                  -------------------,
                                                      as Trustee


                                                  By:
                                                      Authorized Signatory

                             (REVERSE OF SECURITY)


                       ___% Exchange Debentures due 2009


                  1. Interest. PAXSON COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above which shall be equal to the dividend rate on the Series B Preferred Stock then in effect at the Issue Date. [Notwithstanding the foregoing, if the Issue Date is prior to September 15, 2004, then on September 15, 2004 the interest rate per annum of the Securities shall be adjusted pursuant to the procedures specified in section (c) of the Certificate of Designation for the Series B Convertible Preferred Stock, which rate shall remain in effect thereafter for so long as the Securities shall be outstanding.]1 Interest on the Securities will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of issuance hereof. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing on the first June 30 or December 31 after the date of issuance hereof. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  Notwithstanding anything herein to the contrary, on each Interest Payment Date through and including December 31, 2009, the entire amount of the interest payment on the Securities may be paid, at the option of the Company, in additional Securities ("Secondary Securities") (valued at 100% of the principal amount thereof). The Company may, at its option, pay cash in lieu of issuing any Secondary Security to the extent the principal amount such Secondary Security is not an integral multiple of $1,000. The Company shall notify the Trustee of the Company's election to pay interest in Secondary Securities not less than 10 days prior to the Record Date for an Interest

---------------------------
1 To be included if Securities are issued prior to September 15, 2004.

Payment Date. On each such Interest Payment Date, the Trustee shall authenticate Secondary Securities for original issuance to each holder of Securities on the preceding Record Date, as shown on the Security Register, in the amount required to pay such interest. For purposes of determining the principal amount of Secondary Securities to be issued in payment of interest, the Company shall be entitled to aggregate as to each holder the principal amount of all Securities and Secondary Securities held of record by such holder.

                  The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Securities to the extent lawful.

                  2. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest (to the extent not paid in Secondary Securities) in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment the Paying Agent or to a Holder at the Holder's registered address.

                  3. Paying Agent and Registrar. Initially,
___________________, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders of the Securities. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as registrar or co-registrar.

                  4. Indenture and Guarantees; Restrictive Covenants. The Company issued this Security under an Indenture dated as of September __, 1999 (the "Indenture"), among the Company, the Guarantors and the Trustee. The terms of this Se-curity include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. This Security is subject to all such terms, and the Holder of this Security is referred to the Indenture and said Trust Indenture Act for a statement of them. All capitalized terms in this Security, unless otherwise defined, have the meanings assigned to them by the Indenture.

                  The Securities are general unsecured obligations of the Company limited to $___,000,000 aggregate principal amount. The Indenture imposes certain restrictions on, among other things, the incurrence of indebtedness, the issuance of preferred stock by the Company and its subsidiaries, mergers and sale of assets, the payments of dividends on, or the repurchase of, capital stock of the Company and its subsidiaries, certain other restricted payments by the Company and its subsidiaries, certain transactions with, and investments in, its affiliates, and a provision regarding change-of-control transactions.

                  5. Subordination. The Indebtedness evidenced by the securities is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Debt as defined in the Indenture and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and
(c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Security to be so subordinate and subject in right of payment upon any defeasance of this Security referred to in Paragraph 17 below.

                  6. Optional Redemption. Commencing on September 10, 2004, the Company may, at its option, at any time and from time to time, redeem, in whole or in part, in the manner provided for in this paragraph 6, any or all of the outstanding Securities, at the Redemption Price. For purposes of this paragraph 6, "Redemption Price" shall mean the product of (i) 80% (.80) of the average of the Common Stock Trading Price for the ten consecutive trading days ending on the trading day prior to the date of the Redemption Notice, multiplied by (ii) the number of Conversion Shares per Security the Holder would have received if the Holder had converted its Security to Company Common Stock as of the ninetieth day prior to the Redemption Date.

                  7. Notice of Redemption. Notice of redemption will be mailed at least 90 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations larger than $1,000 may be redeemed in part.

                  8. Offers to Purchase. The Indenture requires that certain proceeds from Asset Sales be used, subject to further limitations contained therein, to make an offer to purchase certain amounts of Securities in accordance with the procedures set forth in the Indenture. The Company is also required to make an offer to Purchase Securities upon occurrence of a Change of Control in accordance with procedures set forth in the Indenture.

                  9. Denominations; Transfer; Exchange. The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000; provided, however, that Secondary Securities may be issued in denominations of less than $1,000 (but not less than $1.00). A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities during a period beginning 15 days before the mailing of a redemption notice for any Securities or portions thereof selected for redemption.

                  10. Persons Deemed Owners. The registered Holder of this Security shall be treated as the owner of it for all purposes.

                  11. Unclaimed Money. If money for the payment of principal, premium or interest on any Security remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

                  12. Conversion Rights. Subject to the provisions of the Indenture, the Holders have the right to convert the principal amount of the Securities into fully paid and non-assessable shares of Class A Common Stock of the Company (or in the case of the Initial Holder only, if the Initial Holder determines in its sole discretion that it is prevented under applicable laws and regulations of the FCC from holding shares of Class A Common Stock of the Company issuable upon conversion of its Securities, the shares of non-voting Common Stock of the Company (which upon disposition by the Initial Holder shall automatically be converted into shares of Class A Common Stock of the Company)) at the initial conversion price per share of Class A Common Stock of $13.0110228131, or at the adjusted conversion price then in effect, if adjustment has been made as provided in the Indenture, upon surrender of the Security to the Company, together with a fully executed notice in the form attached hereto and, if required by the Indenture, an amount equal to accrued interest payable on such Security.

                  13. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Securities may be modified, amended or supplemented by the Company, the Guarantors and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of Holders, the Company, the Guarantors and the Trustee may amend the Indenture or the Securities or supplement the Indenture for certain specified purposes including providing for uncertificated Securities in addition to certificated Securities, and curing any ambiguity, defect or inconsistency, or making any other change that does not materially and adversely affect the rights of any Holder.

                  14. Successor Entity. When a successor corporation assumes all the obligations of its predecessor under the Secu-rities and the Indenture and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor corporation will be released from those obligations.

                  15. Defaults and Remedies. Events of Default are set fourth in the Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.01(6) or (7) of the Indenture with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare to be immediately due and payable the entire principal amount of all the Securities then outstanding plus accrued but unpaid interest to the date of acceleration; provided, however, that after such acceleration but before judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount outstanding Securities may, under certain circumstances, rescind and annul such acceleration and its consequences if, among other things, all existing Events of Default, other than the nonpayment of principal, premium or interest that has become due solely because of the acceleration, have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.01(6) or (7) of the Indenture with respect to the Company occurs, such principal amount, together with premium, if any, and interest with respect to all of the Securities, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Securities.

                  16. Trustee Dealings With the Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantor or their Affiliates, and may otherwise deal with the Company, any Guarantor or their Affiliates as if it were not Trustee.

                  17. No Recourse Against Others. As more fully described in the Indenture, a director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any

Guarantor under the Securities or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Security by accepting this Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

                  18. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance of the entire indebtedness on this Security and for defeasance of certain covenants in the Indenture upon compliance by the Company with certain conditions set forth in the Indenture.

                  19. Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

                  20. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP Numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of the Securities. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  21. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES.

                  THE COMPANY WILL FURNISH TO ANY HOLDER OF A SECURITY UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, REQUESTS MAY BE MADE TO: PAXSON COMMUNICATIONS CORPORATION, 601 Clearwater Park Road, West Palm Beach, Florida 33401, Attention: General Counsel.

                                   ASSIGNMENT



I or we assign to

PLEASE INSERT SOCIAL SECURITY OR
  TAX I.D. NUMBER



                    (please print or type name and address)






the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Dated:
                                    NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.


Signature Guarantee:

                          FORM OF NOTATION ON SECURITY
                             RELATING TO GUARANTEE


                  Each Guarantor (the "Guarantor", which term includes any successor Person under the Indenture) has unconditionally guaranteed, on a senior subordinated basis, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Securityholders or the Trustee all in accordance with the terms set forth in Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  The obligations of each Guarantor to the Securityholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                       Guarantors:





                                      By:
                                         Name:
                                         Title:

ATTEST:



Name:
Title:

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 4.09 or security 4.15 of the Indenture, check the appropriate box:

                  [ ]   Section 4.09            [ ]      Section 4.15


                  If you want to have only part of the Security purchased by the Company pursuant to Section 4.09 or Section 4.15 of the Indenture, state the amount you elect to have purchased:


$

Date:


                          Your Signature:

                          (Sign exactly as your name appears on the face of this Security)





Signature Guaranteed

                                       FORM OF CONVERSION NOTICE

                                 TO: Paxson Communications Corporation


                  The undersigned owner of this Security hereby (I) irrevocably exercises the option to convert this Security, or the portion hereof below designated, for shares of Class A Common Stock, or, in the case of the Initial Holder, at its option, non-voting Common Stock, of Paxson Communications Corporation in accordance with the terms of the Indenture referred to in this Security and (II) directs that such shares of Common Stock deliverable upon the conversion, together with any check in payment for fractional shares and any Security or Securities representing any uncoverted principal amount hereof, be issued and delivered to the registered holder unless a different name has been indicated below. If shares are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:
      --------------------------

                                             -----------------------------
                                             Signature

                  Fill in for registration of shares if to be delivered, and of Securities if to be issued, otherwise than to and in the name of the registered holder.

                                            -----------------------------
                                            Social Security or other
                                            Taxpayer Identifying Number

-----------------------
(Name)

-----------------------
(Street Address)

-----------------------
(City, State and Zip Code)
(Please print name and address)

                                            Principal Amount to be converted
                                            (if less than all)

                                            $
                                             --------------------------